Exhibit 6






                               SERIES SUPPLEMENT

                      CORPORATE BACKED TRUST CERTIFICATES

                 BOEING SECURITIES-BACKED SERIES 2003-16 TRUST

                                    between

                            LEHMAN ABS CORPORATION,

                                 as Depositor,

                                      and

                     U.S. BANK TRUST NATIONAL ASSOCIATION,

                                  as Trustee,

                      CORPORATE BACKED TRUST CERTIFICATES

                         Dated as of October 28, 2003



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
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                               Table of Contents

                                                                                          Page
                                                                                          ----
Section 1.     Incorporation of Standard Terms...............................................1

Section 2.     Definitions...................................................................1

Section 3.     Designation of Trust and Certificates.........................................9

Section 4.     Trust Certificates...........................................................12

Section 5.     Distributions................................................................12

Section 6.     Trustee's Fees...............................................................19

Section 7.     Optional Call; Optional Exchange.............................................19

Section 8.     Notices of Events of Default.................................................24

Section 9.     Miscellaneous................................................................25

Section 10.    Governing Law................................................................28

Section 11.    Counterparts.................................................................28

Section 12.    Termination of the Trust.....................................................28

Section 13.    Sale of Underlying Securities; Optional Exchange.............................29

Section 14.    Amendments...................................................................29

Section 15.    Voting of Underlying Securities, Modification of Indenture...................29

Section 16.    Additional Depositor Representation..........................................30


SCHEDULE I        SERIES 2003-16 UNDERLYING SECURITIES SCHEDULE
EXHIBIT A-1       FORM OF TRUST CERTIFICATE CLASS A-1
EXHIBIT A-2       FORM OF TRUST CERTIFICATE CLASS A-2
EXHIBIT A-3       FORM OF TRUST CERTIFICATE CLASS A-3
EXHIBIT B         FORM OF WARRANT AGENT AGREEMENT
EXHIBIT C         FORM OF INVESTMENT LETTERS

                               SERIES SUPPLEMENT

                      CORPORATE BACKED TRUST CERTIFICATES

                 BOEING SECURITIES-BACKED SERIES 2003-16 TRUST

               SERIES SUPPLEMENT, Boeing Securities-Backed Series 2003-16 Trust, dated as of October 28, 2003 (the "Series Supplement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                             W I T N E S S E T H:

               WHEREAS, the Depositor desires to create the Trust designated herein (the "Trust") by executing and delivering this Series Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms;" and together with this Series Supplement, the "Trust Agreement"), by and between the Depositor and the Trustee, as modified by this Series Supplement;

               WHEREAS, the Depositor desires to deposit into the Trust the Underlying Securities described on Schedule I attached hereto, the general terms of which are described in the Prospectus Supplement under the heading "Description of the Deposited Assets - Underlying Securities;"

               WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates evidencing undivided interests in the Trust and call warrants related thereto; and

               WHEREAS, the Trustee has joined in the execution of the Standard Terms and this Series Supplement to evidence the acceptance by the Trustee of the Trust.

               NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

       Section 1. Incorporation of Standard Terms. Except as otherwise provided herein, all of the provisions of the Standard Terms are hereby incorporated herein by reference in their entirety, and this Series Supplement and the Standard Terms shall form a single agreement between the parties. In the event of any inconsistency between the provisions of this Series Supplement and the provisions of the Standard Terms, the provisions of this Series Supplement will control with respect to the Boeing Securities-Backed Series 2003-16 Certificates and the transactions described herein.

       Section 2. Definitions.

       (a) Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Series Supplement. (Section 2(b) below sets forth terms listed in the Standard Terms which are not applicable to this Series.) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms.

               "6.125% Underlying Securities" shall mean the $17,628,000 aggregate principal amount of 6.125% Notes due February 15, 2033 issued by the Underlying Securities Issuer as set forth in Schedule I attached hereto (subject to Section 3(d) hereof).

               "6.625%Underlying Securities" shall mean the $7,725,000 aggregate principal amount of 6.625% Debentures due February 15, 2038 issued by the Underlying Securities Issuer as set forth in Schedule I attached hereto (subject to Section 3(d) hereof).

               "Accredited Investor" shall mean a Person that qualifies as an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

               "Available Funds" shall have the meaning specified in the Standard Terms.

               "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to be closed.

               "Calculation Agent" shall mean Lehman ABS Corporation or such affiliate thereof as shall be designated by Lehman ABS Corporation.

               "Call Date" shall mean any Business Day that any holder of Call Warrants designates as a Call Date occurring (i) on or after October 28, 2008,
(ii) after the Underlying Securities Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on any of the Underlying Securities, (iii) after the Trustee notifies the Certificateholders of any proposed sale of the Underlying Securities pursuant to the provisions of
Section 5(d) or 5(h) of this Series Supplement or (iv) on the date on which the Underlying Securities Issuer or affiliate thereof consummates a tender offer for some or all of the Underlying Securities.

               "Call Notice" shall have the meaning specified in Section 1.1 of the Warrant Agent Agreement.

               "Call Price" shall mean, for each related Call Date, (i) in the case of the Class A-1 Certificates, 100% of the outstanding Certificate Principal Balance of the Class A-1 Certificates being purchased pursuant to the exercise of the Call Warrants, plus any accrued and unpaid interest on such amount to but excluding the Call Date, (ii) in the case of the Class A-2 Certificates, the present value of all amounts that would otherwise have been payable on the Class A-2 Certificates being purchased pursuant to the exercise of the Call Warrants for the period from the related Call Date to the Final Scheduled Distribution Date, using a discount rate of 7.75% per annum and assuming no delinquencies, deferrals, redemptions or prepayments on the Underlying Securities shall occur after the related Call Date and, (iii) in the case of the Class A-3 Certificates, $0.

               "Call Warrants" shall have the meaning specified in Section 3 hereof.

               "Called Certificates" shall have the meaning specified in
Section 1.1 (b) of the Warrant Agent Agreement.

               "Certificate Principal Balance" shall have the meaning specified in Section 3 hereof.

               "Certificates" shall have the meaning specified in Section 3 hereof.

               "Class A-1 Allocation" shall mean, with respect to any of the Underlying Securities, the sum of the present values of any unpaid interest and principal due or to become due on the Class A-1 Certificates in respect of the payments to be made on such Underlying Securities, using a discount rate of 6.25% and assuming that such interest and principal payments were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to their stated maturity.

               "Class A-1 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-1, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

               "Class A-2 Allocation" shall mean the present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on the Class A-2 Certificates (assuming that the Class A-2 Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity).

               "Class A-2 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-2, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

               "Class A-3 Allocation" shall mean the sum of the present values (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on the Class A-3 Certificates (assuming that the Class A-3 Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity).

               "Class A-3 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-3, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

               "Certificates" shall mean the certificates in the form attached hereto as Exhibit A, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

               "Closing Date" shall mean October 28, 2003.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Collection Period" shall mean, (i) with respect to each August Distribution Date, the period beginning on the day after the February Distribution Date of such year and ending on such August Distribution Date, inclusive, and, (ii) with respect to each February Distribution Date, the period beginning on the day after the August Distribution Date of the prior year and ending on such February Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to Section 9(f) hereof.

               "Corporate Trust Office" shall mean the office of U.S. Bank Trust National Association located at 100 Wall Street, New York, New York 10005.

               "Currency" shall mean United States Dollars.

               "Depository" shall mean The Depository Trust Company, its nominees and their respective successors.

               "Distribution Date" shall mean February 15 and August 15 of each year (or if any such date is not a Business Day, the next succeeding Business Day), commencing in February, 2004; and ending on the earlier of the Final Scheduled Distribution Date and any date on which all Underlying Securities are redeemed, prepaid or liquidated in whole for any reason other than their maturity.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               "Event of Default" shall mean (i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period), (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable, and (iii) any other event specified as an "Event of Default" in either of the Indentures.

               "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "Final Scheduled Distribution Date" shall mean the Distribution Date in February, 2038.

               "Indentures" shall mean the indentures between the Underlying Securities Issuer and the Underlying Securities Trustee, pursuant to which the Underlying Securities were issued, as supplemented.

               "Liquidation Price" shall mean the price at which the Trustee sells the Underlying Securities.

               "Maturity Date" shall have the meaning specified in Schedule I hereto.

               "Moody's" shall mean Moody's Investors Service, Inc.

               "Optional Call" shall mean the call of the Certificates by the Warrant Holder, in whole or in part, resulting from the exercise of Call Warrants by the Warrant Holder, pursuant to Section 7(d) hereof.
               "Optional Exchange" shall mean the exchange of the Certificates by the Trust for the Underlying Securities pursuant to Section 7(a) hereof.

               "Optional Exchange Date" shall mean any date on which Underlying Securities subject to Optional Exchange are distributed to a Certificateholder.

               "Ordinary Expenses" shall mean the Trustee's ordinary expenses and overhead in connection with its services as Trustee, including the items referred to in the definition of Ordinary Expenses in the Standard Terms.

               "Plan" means (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity.

               "Prepaid Ordinary Expenses" shall be zero for this Series.

               "Prospectus Supplement" shall mean the Prospectus Supplement, dated October 15, 2003, relating to the Class A-1 Certificates.

               "QIB" shall have the meaning set forth in Section 3(e) hereof.

               "Rating Agencies" shall mean Moody's and S&P.

               "Record Date" shall mean, with respect to each Distribution Date, the day immediately preceding the related Distribution Date.

               "Required Percentage--Amendment" shall be 66-2/3% of the aggregate Voting Rights, unless the subject amendment requires the vote of holders of only one class of Certificates pursuant to the Standard Terms, in which case 66-2/3% of the Voting Rights of such Class.

               "Required Percentage--Direction of Trustee" shall be 66-2/3% of the aggregate Voting Rights.

               "Required Percentage--Remedies" shall be 66-2/3% of the aggregate Voting Rights.

               "Required Percentage--Removal" shall be 66-2/3% of the aggregate Voting Rights.

               "Required Rating" shall mean, in the case of Moody's, the rating assigned to the Underlying Securities by Moody's as of the Closing Date, and, in the case of S&P, the rating assigned to the Underlying Securities by S&P as of the Closing Date.

               "Resale Restriction Termination Date" shall have the meaning set forth in Section 3(e) hereof.

               "Rule 144A" shall have the meaning set forth in Section 3(e) hereof.

               "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

               "SEC Reporting Failure" shall mean the date determined by the Depositor within a reasonable time following the Underlying Securities Issuer's either (x) having stated in writing that it intends permanently to cease filing periodic reports required under the Exchange Act or (y) having failed to file all required periodic reports for one full year.

               "Securities Act" shall mean the United States Securities Act of 1933, as amended.

               "Securities Intermediary" shall mean initially, U.S. Bank Trust National Association.

               "Series" shall mean the Boeing Securities-Backed Series
2003-16.

               "Special Distribution Date" shall have the meaning specified in
Section 5 hereof.

               "Trustee Fee" shall mean the amount paid to the Trustee by the Depositor on the Closing Date.

               "Trust Property" shall mean the Underlying Securities described on Schedule I hereto, the Certificate Account and any additional Underlying Securities sold to the Trust pursuant to Section 3(d) hereof.

               "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

               "Underlying Securities" shall mean the 6.125% Underlying Securities and the 6.625% Underlying Securities, collectively.

               "Underlying Securities Issuer" shall mean The Boeing Company, and any successors in respect of the Underlying Securities.

               "Underlying Securities Trustee" shall mean JPMorgan Chase Bank (successor in interest to The Chase Manhattan Bank).

               "Underwriters" shall mean Lehman Brothers Inc., RBC Dain Rauscher Inc. and Stifel, Nicolaus & Company, Incorporated.

               "Voting Rights" shall be allocated to the holders of the Class A-1 Certificates, the holders of the Class A-2 Certificates and the holders of the Class A-3 Certificates. The percentage of the aggregate Voting Rights allocated to each class of Certificates will be determined by dividing (x) the present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on such class of Certificates by (y) the aggregate present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on all of the Certificates. The Class A-1 Voting Rights will be allocated among Class A-1 Certificateholders in proportion to the then unpaid Certificate Principal Balances of their respective Certificates. The Class A-2 Voting Rights will be allocated among the Class A-2 Certificateholders in proportion to the then outstanding notional amounts of their respective Certificates. The Class A-3 Voting Rights will be allocated among Class A-3 Certificateholders in proportion to the then unpaid Certificate Principal Balances of their respective Certificates.

               "Warrant Agent" shall mean initially, U.S. Bank Trust National Association.

               "Warrant Agent Agreement" shall mean that certain Warrant Agent Agreement, dated as of the date hereof, between the Depositor and U.S. Bank Trust National Association, as Warrant Agent and as Trustee, as the same may be amended from time to time.

               "Warrant Holder" shall mean the holder of a Call Warrant.

       (b)     The terms listed below are not applicable to this Series.

                      "Accounting Date"

                      "Administrative Fees"

                      "Advance"

                      "Allowable Expense Amounts"

                      "Basic Documents"

                      "Calculation Agent"

                      "Call Premium Percentage"

                      "Credit Support"

                      "Credit Support Instrument"

                      "Credit Support Provider"

                      "Cut-off Date"

                      "Eligible Expense"

                      "Eligible Investments"

                      "Exchange Rate Agent"

                      "Fixed Pass-Through Rate"

                      "Floating Pass-Through Rate"

                      "Guaranteed Investment Contract"

                      "Letter of Credit"

                      "Limited Guarantor"

                      "Limited Guaranty"

                      "Minimum Wire Denomination"

                      "Pass-Through Rate"

                      "Place of Distribution"

                      "Purchase Price"

                      "Required Premium"

                      "Required Principal"

                      "Requisite Reserve Amount"

                      "Retained Interest"

                      "Sale Procedures"

                      "Sub-Administration Account"

                      "Sub-Administration Agreement"

                      "Sub-Administration Agent"

                      "Surety Bond"

                      "Swap Agreement"

                      "Swap Counterparty"

                      "Swap Distribution Amount"

                      "Swap Guarantee"

                      "Swap Guarantor"

                      "Swap Receipt Amount"

                      "Swap Termination Payment"

               Section 3. Designation of Trust and Certificates. The Trust created hereby shall be known as the "Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Trust." The Certificates evidencing certain undivided ownership interests therein shall be known as "Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16." The Certificates shall consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates (together, the "Certificates"). The Trust is also issuing call warrants with respect to the Certificates ("Call Warrants").

       (a) The Class A-1 Certificates shall be held through the Depository in book-entry form and shall be substantially in the form attached hereto as Exhibits A-1. The Class A-2 Certificates and Class A-3 Certificates shall initially be held through the Depository in book-entry form and, as set forth in Section 3(e) below, shall be held subsequent to the Closing Date in physical form or through the Depository in book-entry form and shall be substantially in the forms attached hereto as Exhibit A-2 and Exhibit A-3. The Class A-1 Certificates shall be issued in denominations of $25. The Class A-2 Certificates shall be issued in minimum notional denominations of $77,250 and integral multiples of $1 in excess thereof, and the Class A-3 Certificates shall be issued in minimum principal denominations of $88,250 and integral multiples of $1 in excess thereof; provided, however, that on any Call Date on which a Warrant Holder shall concurrently exchange Called Certificates for a distribution of Underlying Securities in accordance with the provisions of
Section 7 hereof, Called Certificates may be issued in other denominations. Except as provided in the Standard Terms and in paragraph (d) in this Section, the Trust shall not issue additional Certificates or additional Call Warrants or incur any indebtedness.

       (b) The Class A-1 Certificates shall consist initially of 1,000,000 Certificates having an initial aggregate certificate principal balance (the "Certificate Principal Balance") of $25,000,000. The Class A-2 Certificates are interest-only Certificates and shall have an initial aggregate notional amount equal to the principal amount of 6.625% Underlying Securities held by the Trust. The Class A-3 Certificates are principal-only Certificates and shall have an initial Certificate Principal Balance of $353,000.

       (c) The holders of the Class A-1 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the Underlying Securities, to the extent necessary to pay interest at a rate of 6.25% per annum on the outstanding Certificate Principal Balance of the Class A-1 Certificates. The holders of the Class A-2 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the 6.625% Underlying Securities, to the extent necessary to pay interest at a rate of 0.375% per annum on the outstanding notional amount of the Class A-2 Certificates, which notional amount shall at all times be equal to the outstanding principal amount of 6.625% Underlying Securities held by the Trust. The Class A-3 Certificates shall not bear interest. On the Distribution Date occurring in February 2004, the Trustee shall cause the Trust to pay to the Depositor the amount of interest accrued and paid on the Underlying Securities from August 15, 2003, to but not including the Closing Date; provided, however, that in the event an Optional Exchange Date shall occur prior to the Distribution Date in February 2004, a pro rata portion of such amount shall be paid to the Depositor on the Optional Exchange Date in accordance with the provisions of Section 7(b)(ix) hereof. If the Depositor is not paid any such amount on such date, it will have a claim for such amount. If Available Funds are insufficient to pay such amount, the Trustee will pay the

Depositor its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

       (d) The Depositor may sell to the Trustee additional Underlying Securities on any date hereafter upon at least three Business Days' notice to the Trustee (or such shorter period as shall be mutually satisfactory to the Depositor and the Trustee) and upon (i) satisfaction of the Rating Agency Condition and (ii) delivery of an Opinion of Counsel to the effect that the sale of such additional Underlying Securities will not cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. Such additional Underlying Securities shall consist of both 6.125% Underlying Securities and 6.625% Underlying Securities in the same proportion as exists in the Trust as of the date hereof. Each condition to be satisfied with respect to a sale of Underlying Securities on or prior to the Closing Date shall be satisfied with respect to a sale of additional Underlying Securities no later than the date of sale thereof, each representation and warranty set forth in the Standard Terms to be made on the Closing Date shall be made on such date of sale, and from and after such date of sale, all Underlying Securities held by the Trustee shall be held on the same terms and conditions. Upon such sale to the Trustee, the Trustee shall deposit such additional Underlying Securities in the Certificate Account, and shall authenticate and deliver to the Depositor, on its order, Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates in the same proportions to the additional Underlying Securities and to each other as exists with respect to the Certificates and Underlying Securities on the Closing Date. The Trust shall also issue additional Call Warrants with respect to such additional Certificates. Any such additional Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates authenticated and delivered shall have the same terms and rank pari passu with the corresponding classes of Certificates previously issued in accordance with this Series Supplement.

       (e) No Class A-2 Certificate or Class A-3 Certificate may be offered, resold, assigned or otherwise transferred (including by pledge or hypothecation) at any time prior to (x) the date which is two years, or such shorter period of time as permitted by Rule 144(k) under the Securities Act, after the later of the original issue date of such Class A-2 Certificates or Class A-3 Certificates and the last date on which the Depositor or any "affiliate" (as defined in Rule 144 under the Securities Act) of the Depositor was the owner of such Class A-2 Certificates or Class A-3 Certificates (or any predecessor thereto) or (y) such later date, if any, as may be required by a change in applicable securities laws (the "Resale Restriction Termination Date") unless such offer, resale, assignment or transfer is (i) to the Trust,
(ii) pursuant to an effective registration statement under the Securities Act,
(iii) to a qualified institutional buyer (a "QIB"), as such term is defined in Rule 144A promulgated under the Securities Act ("Rule 144A"), in accordance with Rule 144A or (iv) pursuant to another available exemption from registration provided under the Securities Act (including transfers to Accredited Investors), and, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States and other jurisdictions. Prior to any offer, resale, assignment or transfer of any Class A-2 Certificates or Class A-3 Certificates in the manner described in clause (iii) above, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee an executed copy of an Investment Letter with respect to the Class A-2 Certificates or Class A-3 Certificates to be transferred substantially in the form of Exhibit C or Exhibit D hereto and in the event the resale, assignment or transfer shall involve the Class A-2 Certificates or Class A-3 Certificates then being held in physical form, such Class A-2 Certificates or Class A-3 Certificates shall be delivered to the Trustee for cancellation and the Trustee shall (i) instruct the Depository to increase the aggregate notional amount of the Class A-2 Certificates held in book-entry form by an amount equal to the aggregate notional amount of the Class A-2 Certificates so resold, assigned or transferred and to issue a beneficial interest in such global Class A-2 Certificates to such transferee or (ii) shall instruct the Depository to increase the aggregate principal balance of the Class A-3 Certificates so resold, assigned or transferred and to issue a beneficial interest in such global Class A-3 Certificates to such transferee. Prior to any offer, resale, assignment or transfer of any Class A-2 Certificates or any Class A-3 Certificates in the manner described in clause (iv) above, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee documentation certifying that the offer, resale, assignment or transfer complies with the provisions of said clause (iv) and, in the event any such Class A-2 Certificate or Class A-3 Certificate shall then be held in book-entry form and such resale, assignment or transfer shall be to an Accredited Investor that is not a QIB, the Trustee shall instruct the Depository to decrease the aggregate notional amount of the Class A-2 Certificates held in book-entry form or decrease the aggregate principal balance of the Class A-3 Certificates held in book-entry form and the Trustee shall authenticate and deliver one or more Class A-2 Certificates or Class A-3 Certificates in physical form in an aggregate notional amount equal to the amount of such Class A-2 Certificates or Class A-3 Certificates resold, assigned or transferred. In addition to the foregoing, each prospective transferee of any such Class A-2 Certificates or Class A-3 Certificates in the manner contemplated by clause (iii) above shall acknowledge, represent and agree as follows:

                    (1) The transferee (x) is a QIB, (y) is aware that the sale to it is being made in reliance on Rule 144A and
                         (z) is acquiring such Class A-2 Certificates for its own account or for the account of a QIB.

                    (2) The transferee understands that the Class A-2 Certificates and Class A-3 Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Class A-2 Certificates and Class A-3 Certificates have not been and will not be registered under the Securities Act.

                    (3) The transferee agrees that (A) if in the future it decides to offer, resell, pledge or otherwise transfer the Class A-2 Certificates or Class A-3 Certificates prior to the Resale Restriction Termination Date, such Certificates shall only be offered, resold, assigned or otherwise transferred
                         (i) to the Trust, (ii) pursuant to an effective registration statement under the Securities Act,
                         (iii) to a QIB, in accordance with Rule 144A or (iv) pursuant to another available exemption from registration provided under the Securities Act (including any transfer to an Accredited Investor), and, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (B) the transferee will, and each subsequent holder is required to, notify any subsequent purchaser of such Class A-2 Certificates or

                         Class A-3 Certificates from it of the resale restrictions referred to in clause (A) above.

       (f) The Class A-2 Certificates and the Class A-3 Certificates will, unless otherwise agreed by the Depositor and the Trustee, bear a legend substantially to the following effect:

            "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

            EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

       Section 4. Trust Certificates. The Trustee hereby acknowledges receipt, on or prior to the Closing Date, of:

       (a)  the Underlying Securities set forth on Schedule I hereto; and

       (b)  all documents required to be delivered to the Trustee pursuant to
Section 2.01 of the Standard Terms.

       Section 5. Distributions.

       (a) Except as otherwise provided in Sections 5(b), 5(c) and 5(i), on each applicable Distribution Date (or such later date as specified in Section 9(f)), the Trustee shall apply Available Funds in the Certificate Account as follows:

            (i)  The Trustee will pay the interest portion of Available Funds:

                 (1) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) below and approved by 100% of the Certificateholders; and

                 (2)  second,

                     (i) in the case of interest payments received on the 6.625% Underlying Securities, to the holders of the Class A-1 Certificates interest calculated at the rate of 6.25% per annum on the outstanding principal amount of the 6.625% Underlying Securities held by the Trust, pro rata in proportion to their entitlement thereto and to the holders of the Class A-2 Certificates, interest, accrued and unpaid thereon, pro rata in proportion to their entitlements thereto; and

                    (ii) in the case of interest payments received on the 6.125% Underlying Securities, to the holders of the Class A-1 Certificates interest calculated at the rate of 6.25% per annum on an amount equal to (x) the outstanding principal amount of the 6.125 Underlying Securities deposited in the Trust on the Closing Date, minus (y) the sum of (i) the principal payments made to date (without giving effect to principal payments on such date) on the 6.125% Underlying Securities and (ii) the outstanding principal balance of the Class A-3 Certificates, pro rata in proportion to their entitlements thereto.

            (ii) the Trustee will pay the principal portion of Available Funds:

                 (1) first, to the Trustee, as reimbursement for any remaining Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) below and approved by 100% of the Certificateholders; and

                 (2)    second,

                        (i) in the case of principal payments on 6.625% Underlying Securities, to the holders of the Class A-1 Certificates, and

                       (ii) in the case of principal payments on the 6.125% Underlying Securities, 98% to the holders of the Class A-1 Certificates and 2% to the holders of the Class A-3 Certificates, in an aggregate amount not to exceed the outstanding Certificate Principal Balance of the Class A-1 Certificates and Class A-3 Certificates.

           (iii) any Available Funds remaining in the Certificate Account after the payments set forth in clauses 5(a)(i) and 5(a)(ii) above shall be paid to the Trustee as reasonable compensation for services rendered to the Depositor, up to $1,000.

           (iv) the Trustee will pay any Available Funds remaining in the Certificate Account after the distributions in clauses 5(a)(i) through 5(a)(iii) above to the holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates in an amount, with respect to each such Class of Certificates determined by multiplying (x) the amount of such remainder by (y) the percentage obtained by dividing
       (a) the present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on such class of Certificates by (b) the aggregate present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on all of the Certificates.

       The Class A-2 Certificates are not entitled to distributions of principal.

       The Class A-3 Certificates are not entitled to distributions of interest.

Any funds received in respect of the Underlying Securities from the Underlying Securities Issuer shall be included in Available Funds on the related Distribution Date or Special Distribution Date. Any portion of the Available Funds (1) that does not constitute principal of, or interest on, the Underlying Securities, (2) that is not received in connection with a tender offer, redemption, prepayment or liquidation of any Underlying Securities and
(3) for which allocation by the Trustee is not otherwise contemplated by this Series Supplement, shall be remitted by the Trustee to the Depositor.

       (b) Notwithstanding the foregoing, if any of the Underlying Securities are redeemed, prepaid or liquidated in whole or in part for any reason other than due to the occurrence of an Event of Default, an SEC Reporting Failure, or at their maturity, the Trustee shall apply Available Funds in the manner described in Section 5(g) in the following order of priority:

            (i) In the event of any redemption, prepayment or liquidation of the 6.625% Underlying Securities, Available Funds will be allocated on the date of receipt (1) to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to instructions of not less than 100% of the Certificateholders, (2) to the holders of the Class A-1 Certificates, an amount equal to the principal amount of the 6.625% Underlying Securities so redeemed, prepaid or liquidated, plus accrued and unpaid interest on the amount of Class A-1 Certificates so redeemed, prepaid or liquidated, (3) to the holders of the Class A-2 Certificates, the present value of all amounts that would otherwise have been payable on the Class A-2 Certificates for the period from the date of such redemption or prepayment to the Final Scheduled Distribution Date using a discount rate of 6.25% per annum, assuming no delinquencies, redemptions or prepayments on the 6.625% Underlying Securities, (4) to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000 and (5) any remainder shall be allocated to the holders of the Class A-1 Certificates and the Class A-2 Certificates in accordance with the ratio of the Class A-1 Allocation with respect to the 6.625% Underlying Securities to the Class A-2 Allocation; and

            (ii) In the event of any redemption, prepayment or liquidation of the 6.125% Underlying Securities, Available Funds will be allocated on the date of receipt (1) to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to instructions of not less than 100% of the Certificateholders, (2) to the Class A-1 Certificates, an amount equal to any accrued and unpaid interest at the rate of 6.25% per annum on an amount equal to (x) the outstanding principal amount of the 6.125% Underlying Securities deposited in the Trust on the Closing Date, minus
       (y) the sum of (i) the principal payments made to date (without giving effect to principal payments on such date) on the 6.125% Underlying Securities and (ii) the outstanding principal balance of the Class A-3 Certificates; (3) an aggregate amount not to exceed the outstanding principal amounts of the Class A-1 Certificates and the Class A-3 Certificates, paid 98% to the holders of the Class A-1 Certificates and 2% to the holders of the Class A-3 Certificates; (4) to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to

       $1,000 and (5) the remainder, 98% to the holders of the Class A-1 Certificates and 2% to the holders of the Class A-3 Certificates.

       (c) Notwithstanding the foregoing, if any of the Underlying Securities are redeemed, prepaid or liquidated in whole or in part due to the occurrence of an Event of Default:

            (i) any money or other property received in respect of the 6.625% Underlying Securities will be allocated to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates, on a pro rata basis, based on the ratio of the Class A-1 Allocation with respect to the 6.625% Underlying Securities to the Class A-2 Allocation; and

            (ii) any money or other property received in respect of the 6.125% Underlying Securities will be remitted to the holders of the Class A-1 Certificates and the holders of the Class A-3 Certificates, on a pro rata basis, based on the ratio of the Class A-1 Allocation with respect to the 6.125% Underlying Securities to the Class A-3 Allocation.

       (d) Unless otherwise instructed by holders of Certificates representing a majority of the Voting Rights, thirty (30) days after giving notice pursuant to Section 8 hereof, the Trustee shall sell the Underlying Securities pursuant to Section 13 hereof and deposit the Liquidation Proceeds, if any, into the Certificate Account for distribution not later than two (2) Business Days after the receipt of immediately available funds in accordance with Section 5(c) hereof; provided, however, that if any Warrant Holder designates any day on or prior to the proposed sale date as a Call Date and Optional Exchange
Date pursuant to Section 7, the portion of Underlying Securities related to such Optional Exchange shall not be sold but shall be distributed to the Warrant Holder pursuant to Section 7 and the Warrant Agent Agreement.

       (e) If the Trustee receives non-cash property in respect of any of the Underlying Securities as a result of a payment default on the Underlying Securities (including from the sale thereof), the Trustee will promptly give notice to the Depository, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid and to the Warrant Agent. Such notice shall state that the Trustee shall, and the Trustee shall, not later than 30 days after the receipt of such property, allocate and distribute such property to the holders of Class A-1 Certificates, on the one hand and the holders of the Class A-2 Certificates or the Class A-3 Certificates on the other hand (after deducting the costs incurred in connection therewith) in accordance with Section 5(c) hereof. Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders. In-kind distribution of such property to Certificateholders with respect to either 6.625% Underlying Securities and 6.125% Underlying Securities, based on the market value of such property as of the date of distribution to Certificateholders, will be deemed to reduce the Certificate Principal Balance of the Class A-1 Certificates, pro rata, in proportion to their entitlement thereto. With respect to the 6.125% Underlying Securities, the Certificate Principal Balance of the Class A-3 Certificates shall be reduced, pro rata, among all Class A-3 Certificates, in proportion to their entitlement thereto. With respect to the 6.625% Underlying Securities, the outstanding notional amounts of the Class A-2 Certificates shall be reduced, pro rata, among all Class A-2 Certificateholders, by an amount equal to the amount by which the principal amount of the 6.625% Underlying
Securities is reduced.

       (f) Subject to Section 9(f) hereof, to the extent Available Funds are insufficient to make any scheduled interest or principal payments on any class of Certificates on any Distribution Date, any shortfall will be carried over and will be distributed on the next Distribution Date (or date referred to in Section 5(h) hereof) on which sufficient funds are available to pay such shortfall.

       (g) If a payment with respect to the Underlying Securities is made to the Trustee (i) after the payment date of the Underlying Securities on which such payment was due or (ii) in connection with redemption, prepayment or liquidation, in whole or in part, of the Underlying Securities for any reason other than due to the occurrence of an Event of Default, an SEC Reporting Failure or at their maturity, the Trustee will distribute any such amounts received in accordance with the provisions of this Section 5 on the next occurring Business Day (a "Special Distribution Date") as if the funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be one Business Day prior to the day on which the related payment was received with respect to the Underlying Securities.

       (h) Notwithstanding Section 3.12 of the Standard Terms, upon the occurrence of an SEC Reporting Failure, the Depositor shall instruct the Trustee within a reasonable time to (i) notify the Warrant Agent that the Underlying Securities are proposed to be sold and that any Call Warrants and related Optional Exchange rights must be exercised no later than the date specified in the notice (which shall be not less than ten Business Days after the date of such notice) and (ii) to the extent that the Warrant Holders fail to exercise their Call Warrants and related Optional Exchange rights on or prior to such date, to sell the Underlying Securities and distribute the proceeds of such sale to the Certificateholders in accordance with the following order of priority: first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with
Section 6(b) below and approved by 100% of the Certificateholders; and second,
(x) any remainder in respect of the 6.625% Underlying Securities will be allocated to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates, on a pro rata basis, based on the ratio of the Class A-1 Allocation with respect to the 6.625% Underlying Securities to the Class A-2 Allocation and (y) any remainder in respect of the 6.125% Underlying Securities will be remitted to the holders of the Class A-1 Certificates and the holders of the Class A-3 Certificates, on a pro rata basis, based on the ratio of the Class A-1 Allocation with respect to the 6.125% Underlying Securities to the Class A-3 Allocation.

       (i) (i)   Within five Business Days (or such longer period as shall be acceptable to the Trustee) of receipt of notice of an SEC Reporting Failure, any Class A-1 Certificateholder, Class A-2 Certificateholder or Class A-3 Certificateholder may direct the Trustee to distribute all or a portion of such Certificateholder's pro rata share of the 6.625% Underlying Securities and 6.125% Underlying Securities, as applicable, to it, in lieu of any proceeds received upon liquidation of any of the Underlying Securities. The respective shares of the Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders in such Underlying Securities shall be determined by allocating the portion of the principal amount remaining after reimbursement of the Trustee for any Extraordinary Trust Expenses approved by 100% of the Certificateholders (x) in respect of the 6.625% Underlying Securities to the Class A-1 Certificateholders and the Class A-2 Certificateholders, on a pro rata basis, based on the ratio of the Class A-1 Allocation with respect to the 6.625% Underlying Securities to the Class A-2 Allocation and (y) in respect of the 6.125% Underlying Securities to the Class A-1 Certificateholders and the Class A-3 Certificateholders, on a pro rata basis, based on the ratio of the Class A-1 Allocation with respect to the 6.125% Underlying Securities to the Class A-3 Allocation. As between the Class A-1 Certificateholders, the share of each of the Class A-1 Certificateholders in any of the Underlying Securities to be distributed shall be determined based on the then unpaid Certificate Principal Balances of its Class A-1 Certificates. As between the Class A-3 Certificateholders, the share of each Class A-3 Certificateholder in the 6.125% Underlying Securities to be distributed shall be determined based on the then unpaid Certificate Principal Balance of its Class A-3 Certificates . As between the Class A-2 Certificateholders, the share of each Class A-2 Certificateholder in the 6.625% Underlying Securities to be distributed shall be determined based on the then outstanding notional amounts of its Certificates.


           (ii) Within five Business Days (or such longer period as shall be acceptable to the Trustee) of receipt of notice of an Event of Default or any other liquidation of any of the Underlying Securities by the Trustee, any Class A-2 Certificateholder or Class A-3 Certificateholder may direct the Trustee to distribute all or a portion of such Certificateholder's pro rata share (as determined by the Calculation Agent in accordance with this Section 5(i)) of such Underlying Securities to it, in lieu of any proceeds received upon liquidation of such Underlying Securities. Upon the occurrence of an Event of Default, (x) in respect of the 6.125% Underlying Securities, each Class A-3 Certificateholder's pro rata share of such 6.125% Underlying Securities shall be determined by allocating the principal amount of such 6.125% Underlying Securities to the Class A-1 Certificateholders and the Class A-3 Certificateholders in accordance with the ratio of the Class A-1 Allocation with respect to the 6.125% Underlying Securities to the Class A-3 Allocation and (y) in respect of the 6.625% Underlying Securities, each Class A-2 Certificateholders pro rata share of such 6.625% Underlying Securities shall be determined by allocating the principal amount of such 6.625% Underlying Securities to the Class A-1 Certificateholders and Class A-2 Certificateholders in accordance with the ratio of the Class A-1 Allocation with respect to the 6.625% Underlying Securities to the Class A-2 Allocation. The pro rata share of each of the Class A-2 Certificateholders in the 6.625% Underlying Securities to be distributed shall be determined based on the then outstanding notional amounts of their respective Certificates. The pro rata share of each of the Class A-3 Certificateholders in the 6.125% Underlying Securities to be distributed shall be determined based on the then outstanding Certificate Principal Balance of their respective Certificates. In the event of a liquidation of any of the 6.625% Underlying Securities by the Trustee for any reason other than upon the occurrence of an Event of Default or an SEC Reporting Failure, each Class A-2 Certificateholder's pro rata share of such Underlying Securities shall be equal to the lesser of (1) a pro rata share (based on the proportion of the aggregate notional amount of such holder's Class

           A-2 Certificates to the outstanding aggregate notional amount of the Class A-2 Certificates) of the principal amount of such Underlying Securities remaining after the Trustee has allocated Available Funds in accordance with Sections 5(b)(i) and 5(b)(ii) hereof and (2) the present value of all amounts that would otherwise have been payable on such Class A-2 Certificate for the period from the date of such redemption or prepayment to the Final Scheduled Distribution Date using a discount rate of 6.25% per annum, assuming no delinquencies, deferrals, redemptions or prepayments on such Underlying Securities. In the event of a liquidation of any of the 6.125% Underlying Securities by the Trustee for any reason other than upon the occurrence of an Event of Default or an SEC Reporting Failure, each Class A-3 Certificateholder's pro rata share of such Underlying Securities shall be equal to the pro rata share (based on the proportion of the aggregate principal balance of such holder's Class A-3 Certificates to the outstanding Certificate Principal Balance of the Class A-3 Certificates) of the principal balance of such Underlying Securities remaining after the Trustee has allocated Available Funds in accordance with Sections 5(b)(i) and 5(b)(ii) hereof.

           (iii) The amount requested to be distributed pursuant to Section 5(i)(i) or 5(i)(ii) must be in an even multiple of the minimum denomination of the Underlying Securities and may not exceed such requesting Certificateholder's pro rata share (as determined by the Calculation Agent in accordance with this Section 5(i)) of the Underlying Securities. Upon receipt of any such direction from a Class A-1 Certificateholder, Class A-2 Certificateholder or Class A-3 Certificateholder, the Trustee shall not liquidate the requested portion of Underlying Securities and instead shall cause such Underlying Securities to be distributed to the requesting Class A-1 Certificateholder, Class A-2 Certificateholder or Class A-3 Certificateholder; provided, that the Trustee shall not cause the distribution of any Underlying Securities to any Class A-1 Certificateholder, Class A-2 Certificateholder or Class A-3 Certificateholder unless, but for the requesting Class A-1 Certificateholder, Class A-2 Certificateholder or Class A-3 Certificateholder's giving direction in accordance with this
           Section 5(i), such Underlying Securities would be liquidated as otherwise provided in this Agreement. Any portion of any Class A-1 Certificateholder's, Class A-2 Certificateholder's or Class A-3 Certificateholder's pro rata share of the Underlying Securities that is not distributed, based on the failure to meet the minimum denomination requirements or otherwise, shall be sold in accordance with the provisions of Section 5(d) or 5(h) hereof, as applicable and the proceeds thereof distributed to such Class A-1 Certificateholder, Class A-2 Certificateholder or Class A-3 Certificateholder.

           (iv) All decisions and determinations of the Calculation Agent pursuant to this Section 5(i) shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Certificateholders.

       Section 6.  Trustee's Fees.

       (a) As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Fee and any amounts payable under clauses 5(a)(iii) and (5)(b)(iv) above. The Trustee Fee shall be paid by the Depositor and not from Trust Property. The Trustee shall bear all Ordinary Expenses. Failure by the Depositor to pay such amount shall not entitle the Trustee to any payment or reimbursement from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under the Trust Agreement.

       (b) Extraordinary Expenses shall not be paid out of the Trust Property unless all the holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates then outstanding have directed the Trustee to incur such Extraordinary Expenses. The Trustee may incur other Extraordinary Expenses if any lesser percentage of the Certificateholders requesting such action pursuant hereto reimburse the Trustee for the cost thereof from their own funds in advance. If Extraordinary Expenses are not approved unanimously as set forth in the first sentence of this Section 6(b), such Extraordinary Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of Certificateholders to reimburse the Trustee.

       Section 7. Optional Call; Optional Exchange.

       (a) On (A) any Distribution Date, (B) any date on which a tender offer for some or all of the Underlying Securities is consummated or (C) any date on which the Underlying Securities are to be redeemed by the Underlying Securities Issuer, any holder of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and the related Call Warrants, if Call Warrants related to such Certificates are outstanding, may exchange a fixed percentage of each class of Certificates and, if applicable, the outstanding Call Warrants related to such Certificates, for a distribution of 6.125% Underlying Securities and 6.625% Underlying Securities representing the same fixed percentage of the 6.125% Underlying Securities and the same fixed percentage of the 6.625% Underlying Securities. On any Call Date, any Warrant Holder may exchange Called Certificates representing a fixed percentage of each class of Certificates for a distribution of 6.125% Underlying Securities and 6.625% Underlying Securities representing the same fixed percentage of the 6.125% Underlying Securities and the same fixed percentage of the 6.625% Underlying Securities; provided, however, that any such exchange shall either
(x) result from an exercise of all Call Warrants owned by such Warrant Holder or (y) occur on a Call Date on which such Warrant Holder, alone or together with one or more other Warrant Holders, shall exchange Called Certificates relating to Underlying Securities having an aggregate principal amount equal to or in excess of the product of (i) 0.1 and (ii) the aggregate principal amount of the Underlying Securities deposited into the Trust on the Closing Date. Notwithstanding the foregoing, following the consummation of any exchange described above, the remaining 6.125% Underlying Securities and 6.625% Underlying Securities held by the Trust must be in the same proportion to each other as exists on the date hereof.

       (b)  The following conditions shall apply to any Optional Exchange.

            (i) A notice specifying the number of Certificates being surrendered and the Optional Exchange Date shall be delivered to the Trustee no less than 5 days (or such shorter period acceptable to the Trustee) but not more than 30 days before the Optional Exchange Date; provided, however, that for an Optional Exchange to occur on a Call

       Date, unless otherwise specified therein, the Call Notice shall be deemed to be the notice required hereunder.

            (ii) Certificates and, if applicable, the Call Warrants, shall be surrendered to the Trustee no later than 10:00 a.m. (New York City time) on the Optional Exchange Date; provided that for an Optional Exchange to occur on a Call Date, payment of the Call Price to the Warrant Agent pursuant to Section 1.1(a)(iii) of the Warrant Agent Agreement shall satisfy the requirement to surrender Certificates.

            (iii) The Trustee shall have received an opinion of counsel stating that the Optional Exchange would not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

            (iv) If the Certificateholder is the Depositor or any Affiliate of the Depositor, (1) the Trustee shall have received a certification from the Certificateholder that any Certificates being surrendered have been held for at least six months, and (2) the Certificates being surrendered may represent no more than 5% (or 25% in the case of Certificates acquired by the Underwriters but never distributed to investors) of the then outstanding Certificates.

            (v) The Trustee shall not be obligated to determine whether an Optional Exchange complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

            (vi) The provisions of Section 4.07 of the Standard Terms shall not apply to an Optional Exchange pursuant to this Section 7(b). This
       Section 7(b) shall not provide any person with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities; provided that satisfaction of the conditions set forth in this Section 7(b) shall entitle the Certificateholder or Warrant Holder, as applicable, to a distribution thereof.

            (vii) In the event such Optional Exchange shall occur prior to the Distribution Date in February 2004, the Certificateholder shall have paid to the Trustee, for distribution to the Depositor, on the Optional Exchange Date an amount equal to the sum obtained by multiplying the amount of accrued interest on the Underlying Securities from August 15, 2003 through, but excluding, the Closing Date by a fraction, the numerator of which shall be the number of Certificates being exchanged on such Optional Exchange Date and the denominator of which shall be the total number of Certificates.

           (viii) In the event that the face amount of 6.125% Underlying Securities or the face amount of 6.625% Underlying Securities to be distributed in connection with any Optional Exchange pursuant to
       Section 7(a) is not an even multiple of $1,000, such amount shall be rounded down to the nearest $1,000; provided, however, that the Trustee shall further adjust the proportionate distribution of 6.125% Underlying Securities and 6.625% Underlying Securities so that, after giving effect to such rounding, the remaining Underlying Securities in the Trust are scheduled to distribute sufficient interest to pay the scheduled interest on the Certificates through the Final Scheduled Distribution Date. In the event of such a rounding, the aggregate principal amount of Certificates accepted for exchange shall be reduced to take into account the effect of such rounding and the Certificateholders (and, if applicable, the relevant Warrant Holders) requesting the Optional Exchange shall be issued Certificates in the amount of the remainder. If such Certificates are Called Certificates, they may be exchanged for a distribution of Underlying Securities on any subsequent Call Date on which the other requirements of Section 7(a) are met. For purposes of this provision, in any Optional Exchange of Certificates for Underlying Securities on a Call Date by two or more Certificateholders (and, if applicable, the relevant Warrant Holders), if so instructed irrevocably in writing by all such Certificateholders (and, if applicable, all such Warrant Holders), the Trustee shall determine the effects of rounding for purposes of the second preceding sentence with regard to the aggregate amount of 6.125% Underlying Securities and the aggregate amount of 6.625% Underlying Securities to be distributed (rather than each such Certificateholder's (and, if applicable, Warrant Holder's) individual allotment) and shall round each Certificateholder's (and, if applicable, Warrant Holder's) proportionate distribution in accordance with such instructions from such parties.

       (c) Concurrently with the execution of this Series Supplement, the Trustee, on behalf of the Trust, shall execute the Warrant Agent Agreement and the Call Warrants, dated as of the date hereof and substantially in the form of Exhibit B hereto, initially evidencing all of the Call Warrants. The Trustee shall perform the Trust's obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms.

       (d) Call Warrants may be exercised by the Warrant Holder in whole or in part on any Call Date. In addition to the conditions set forth in Section 1.1 of the Warrant Agent Agreement, the following conditions shall apply to any Optional Call.

            (i)   [Reserved]

            (ii) The Warrant Holder shall have provided a certificate of solvency to the Trustee.

            (iii) Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates representing a like percentage of all outstanding Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates shall be surrendered.

            (iv) Upon receipt of a Call Notice, the Trustee shall provide a conditional call notice to the Depository not less than 3 Business Days prior to the Call Date.

            (v) Delivery of a Call Notice does not give rise to an obligation on the part of the Warrant Holder to pay the Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the Warrant Holder has not paid the Call Price, except in connection with a Call Notice relating to a tender offer for or redemption of the Underlying Securities, then the Call Notice shall automatically expire and none of the Warrant Holder, the Warrant Agent or the Trustee shall have any obligation with respect to the Call Notice. The expiration of a Call Notice shall in no way affect the Warrant Holder's right to deliver a

       Call Notice at a later date. The Call Price for a call in connection with a tender offer or redemption shall be deducted from the proceeds of a tender offer or redemption by the Trust pursuant to
       Section 7(g)(iii) or Section 7(h)(iii), as applicable.

            (vi) Subject to receipt of the Call Price, the Trustee shall pay the applicable portion of the Call Price to the Class A-1
       Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders on the Call Date. The Call Price for each Class of Certificates in respect of partial calls shall be allocated pro rata to the Certificateholders of such Class.

            (vii) The Trustee shall not consent to any amendment or modification of this Agreement (including the Standard Terms) which would adversely affect the Warrant Holders (including, without limitation, any alteration of the timing or amount of any payment of the Call Price or any other provision of this Agreement in a manner adverse to the Warrant Holders) without the prior written consent of 100% of the Warrant Holders. For purposes of this clause, no amendment, modification or supplement required to provide for any purchase by the Trustee of additional Underlying Securities and authentication and delivery by the Trustee of additional Certificates and Call Warrants pursuant to Section 3(d) shall be deemed to adversely affect the Warrant Holders.

           (viii) The Trustee shall not be obligated to determine whether an Optional Call complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

       (e) This Section 7 shall not provide the Warrant Holder with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities; provided that satisfaction of the conditions set forth in Section 7(b) shall entitle the Certificateholders or the Warrant Holders, as applicable, to a distribution of the Underlying Securities.

       (f) The rights of the Certificateholders under the Trust Agreement and the Certificates are limited by the terms, provisions and conditions of the Trust Agreement, the Warrant Agent Agreement and the Call Warrants with respect to the exercise of the Call Warrants by the Warrant Holder. The Certificateholders, by their acceptance of Certificates, covenant and agree to tender any and all Called Certificates to the Trustee upon the Warrant Holder's exercise of Call Warrants and payment of the Call Price for such Certificates in accordance with the provisions hereof and of the Warrant Agent Agreement.

       (g) (i) If the Trustee receives notice of a tender offer for some or all of the 6.125% Underlying Securities or 6.625% Underlying Securities, the Trustee shall within one Business Day notify the Warrant Agent and forward to the Warrant Agent copies of all materials received by the Trustee in connection therewith. Upon the commencement of a tender offer from the Underlying Securities Issuer or an affiliate thereof and if the Trustee receives a Call Notice from any Warrant Holder no later than five Business Days prior to the expiration of the tender offer acceptance period that such Warrant Holder desires to exercise all or a portion of its Call Warrants in connection with the consummation of any such tender offer, then the Trustee shall tender, in compliance with the tender offer requirements, an amount of 6.125% Underlying

Securities and/or 6.625% Underlying Securities, as applicable, equal to the amount of such 6.125 Underlying Securities and/or 6.625% Underlying Securities that would be distributable to the Warrant Holder with respect to an Optional Exchange of the Called Certificates called by such Warrant Holder; provided that any Optional Call or Optional Exchange undertaken in connection with any such tender offer shall be subject to the provisions of Section 7 hereof.

            (ii) The Call Date and Optional Exchange Date for any exercise of Call Warrants in connection with a tender offer shall be deemed to be the Business Day on which the related Underlying Securities are accepted for payment and paid for.

            (iii) The Call Price shall be deducted from the tender offer proceeds and paid to Certificateholders in accordance with Section 7(d)(v), and the excess of the tender offer proceeds over the Call Price shall be paid to the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants or, if the Call Price exceeds the tender offer proceeds, the amount of such excess shall be paid by the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants.

            (iv) If fewer than all tendered Underlying Securities are accepted for payment and paid for, (A) the amount of Call Warrants exercised shall be reduced to an amount that corresponds to a number of Certificates that could be exchanged in an Optional Exchange for the Underlying Securities accepted for payment and paid for (without regard to any restrictions on the amount to be exchanged, so long as such restrictions would have been satisfied had all tendered Underlying Securities been accepted for payment and paid for); (B) each Warrant Holder's exercise shall be reduced by its share (proportionate to the amount specified in its exercise notice) of the amount of Underlying Securities not accepted for payment and paid for; (C) the Call Price shall be determined after giving effect to the reduction specified in clause (B); (D) the Call Warrants that relate to the reduction specified in clause (B) shall remain outstanding; and (E) the excess of the tender offer proceeds over the Call Price shall be allocated in proportion to the amount of Call Warrants deemed exercised as set forth in clause (A) above or, if the Call Price exceeds the tender offer proceeds the amount of such excess shall be paid by the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants.

            (v) If the tender offer is terminated by the Underlying Securities Issuer or any other tender offeror without consummation thereof or if all tenders by the Trust of Underlying Securities are otherwise rejected, then (1) the Call Notices will be of no further force and effect, and (2) any Call Warrants relating to such Call Notices will not be exercised and will remain outstanding.

       (h) (i) If the Trustee receives notice of a redemption by the Underlying Securities Issuer for some or all of the 6.125% Underlying Securities and/or 6.625% Underlying Securities, the Trustee shall, within three Business Days, notify the Warrant Agent and forward to the Warrant Agent copies of all materials received by the Trustee in connection therewith. Any Warrant Holder that desires to call the related Underlying Securities in connection with a redemption by the Underlying Securities Issuer shall send a Call Notice to the Trustee no later than seven Business Days prior to the date such Underlying Securities are to be redeemed.

            (ii) The Call Date and Optional Exchange Date for any exercise of Call Warrants in connection with a redemption by the Underlying Securities Issuer shall be deemed to be the Business Day on which such Underlying Securities are redeemed by the Underlying Securities Issuer.

            (iii) The Call Price shall be deducted from the redemption proceeds and paid to Certificateholders in accordance with Section 7(d)(v), and the excess of the redemption proceeds over the Call Price shall be paid to the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants.

            (iv) If fewer than all Underlying Securities are redeemed by the Underlying Securities Issuer and the amount of Call Warrants exercised corresponds to a number of Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates that could be exchanged in an Optional Exchange for a principal amount of Underlying Securities that exceeds the principal amount of Underlying Securities actually redeemed, then, unless otherwise directed by any exercising Warrant Holder, (A) the amount of Call Warrants exercised shall be reduced to an amount that corresponds to a number of Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates that could be exchanged in an Optional Exchange for the principal amount of Underlying Securities redeemed by the Underlying Securities Issuer (without regard to any restrictions on the amount to be exchanged); (B) each Warrant Holder's exercise shall be reduced by its share (proportionate to the amount specified in its exercise notice) of the amount of such excess; (C) the Call Price shall be determined after giving effect to the reduction specified in clause (B); (D) the Call Warrants that relate to the reduction specified in clause (B) shall remain outstanding; and (E) the excess of the redemption proceeds over the Call Price shall be allocated in proportion to the amount of Call Warrants deemed exercised as set forth in clause (A) above.

            (v) If the Underlying Securities are not redeemed by the Underlying Securities Issuer for any reason, then (1) the Call Notices will be of no further force and effect, and (2) any Call Warrants relating to such Call Notices will not be exercised and will remain outstanding.

       Section 8. Notices of Events of Default.

              As promptly as practicable after, and in any event within 30 days after, the occurrence of any Event of Default actually known to the Trustee, the Trustee shall give notice of such Event of Default to the Depository, or, if any Certificates are not then held by DTC or any other depository, directly to the registered holders of such Certificates and to the Warrant Agent. However, except in the case of an Event of Default relating to the payment of principal of or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders.

       Section 9.  Miscellaneous.

       (a) The provisions of Section 4.04, Advances, of the Standard Terms shall not apply to the Boeing Securities-Backed Series 2003-16 Certificates.

       (b) The provisions of Section 4.07, Optional Exchange, of the Standard Terms shall not apply to the Boeing Securities-Backed Series 2003-16 Certificates.

       (c) The Trustee shall simultaneously forward reports to Certificateholders pursuant to Section 4.03 of the Standard Terms and to the New York Stock Exchange.

       (d) Except as expressly provided herein, the Certificateholders shall not be entitled to terminate the Trust or cause the sale or other disposition of the Underlying Securities.

       (e) The provisions of Section 3.07(d) of the Standard Terms shall not apply to the Boeing Securities-Backed Series 2003-16 Certificates.

       (f) If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders, pro rata, in proportion to their respective entitlements to such delayed payments.

       (g) The outstanding principal balance, or notional amount, as the case may be, of the Certificates shall not be reduced by the amount of any Realized Losses (as defined in the Standard Terms).

       (h) The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust Property and the issuance of the Certificates and the Call Warrants, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates and the Call Warrants or otherwise incur, assume or guarantee any indebtedness for money borrowed. Notwithstanding Section 3.05 of the Standard Terms, funds on deposit in the Certificate Account shall not be invested.
Section 2.01(f) of the Standard Terms shall be superseded by this provision.

       (i) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee may be removed upon 60 days prior written notice delivered by the holders of Certificates representing the Required Percentage-Removal.

       (j) In the event that the Internal Revenue Service challenges the characterization of the Trust as a grantor trust, the Trustee shall then file such forms as the Depositor may specify to establish the Trust's election pursuant to Section 761 of the Code to exclude the Trust from the application of Subchapter K of the Code and is hereby empowered to execute such forms on behalf of the Certificateholders.

       (k) Notwithstanding anything in the Standard Terms to the contrary, the Trustee, upon written direction by the Depositor, will execute the Certificates.

       (l) In relation to Section 7.01(f) of the Standard Terms, any periodic reports filed by the Trustee pursuant to the Exchange Act in accordance with the customary practices of the Depositor, need not contain any independent reports.

       (m) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee will have no recourse to the Underlying Securities.

       (n) A Plan fiduciary, whether or not a Certificateholder at such time, may request in writing that the Trustee provide such Plan fiduciary with such information as shall be necessary for it to determine whether any of the Call Warrant holders is (i) a "party in interest" (within the meaning of ERISA, Section 3(14)); or (ii) a "disqualified person" within the meaning of Internal Revenue Code ("Code") Section 4975(e)(2) with respect to any employee benefit plan or Plan identified to the Trustee by such Plan fiduciary at the time such request is made in order for the Plan fiduciary to determine whether an investment in the Certificates by such Plan is or would be permissible under ERISA or the Code. Any such written request of a Plan fiduciary shall be accompanied by a certification of the Plan fiduciary, opinion of counsel experienced in such issues, and such other documentation as the Trustee may require, in order to establish that such disclosure is necessary for the Plan fiduciary to determine compliance with ERISA and the Code, as well as a confidentiality agreement, whereby the Plan fiduciary agrees not to disclose the identity of any Call Warrant holders except to any legal or other experts as necessary to make such determination. The holder of a Call Warrant shall upon reasonable request of the Trustee, in order for the Trustee to satisfy its obligations to a Plan fiduciary, provide the Trustee with any one or more of the following, in the sole discretion of the Call Warrant holder: (i) a certificate that each of the Call Warrant holders is not (x) a "party in interest" (within the meaning of ERISA, Section 3(14)) with respect to any "employee benefit plan" as defined in ERISA, Section 3(3); or (y) a "disqualified person" within the meaning of Internal Revenue Code Section 4975(e)(2) with respect to a "Plan" as defined in Code Section 4975(e)(1) except in each case with respect to plans sponsored by the Call Warrant holder or its affiliates which cover employees of the Call Warrant holder and/or such affiliates; (ii) a certificate that each of the Call Warrant holders is not such a "party in interest" or "disqualified person" with respect to any employee benefit plan or Plan identified to the Trustee by such Plan fiduciary at the time such request is made; or (iii) a written consent to the limited disclosure of the respective Call Warrant holder's identity to a specific Plan fiduciary solely for purposes of allowing the Trustee to satisfy its obligations to a Plan fiduciary.

       (o) The Trust will not merge or consolidate with any other entity without confirmation from each Rating Agency that such merger or consolidation will not result in the qualification, reduction or withdrawal of its then-current rating on the Certificates.

       (p) All directions, demands and notices hereunder or under the Standard Terms shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee).

            If to the Depositor, to:

                      Lehman ABS Corporation
                      745 Seventh Avenue
                      New York, New York  10019
                      Attention:  Structured Credit Trading
                      Telephone:  (212) 526-6575
                      Facsimile:  (201) 524-2080

            If to the Trustee or the Warrant Agent, to:

                      U.S. Bank Trust National Association
                      100 Wall Street
                      New York, New York 10005
                      Attention: Corporate Trust
                      Telephone: (212) 361-2500
                      Facsimile: (212) 809-5459

            If to the Rating Agencies, to:

                      Moody's Investors Service, Inc.
                      99 Church Street 21W
                      New York, New York  10007
                      Attention:  CBO/CLO Monitoring Department
                      Telephone:  (212) 553-1494
                      Facsimile:  (212) 553-0355

        and to:

                      Standard & Poor's Ratings Services
                      55 Water Street
                      New York, New York  10041
                      Attention:  Structured Finance Surveillance Group
                      Telephone:  (212) 438-2482
                      Facsimile:  (212) 438-2664

            If to the New York Stock Exchange, to:

                      New York Stock Exchange, Inc.
                      20 Broad Street
                      New York, New York  10005
                      Attention:  Susan G. Waiter, Managing Director,
                                  Investment Banking Services/Structured
                                  Products
                      Telephone:  (212) 656-2818
                      Facsimile:  (212) 656-5780

        Copies of all directions, demands and notices required to be given to the Certificateholders hereunder or under the Standard Terms will also be given to the Warrant Holders in writing as set forth in this Section 9, and copies of all directions, demands and notices required to be given to the Trustee hereunder or under the Standard Terms will also be given to the Warrant Agent in writing as set forth in this Section 9(p).

       (q) Each of the representations, covenants and agreements made herein by each of the Depositor and the Trustee are for the benefit of the Certiticateholders and the Warrant Holders.

       (r) The provisions of Section 2.01(d) (iii) of the Standard Terms shall not apply to the Boeing Securities-Backed Series 2003-16 Certificates and the following shall be deemed to be inserted in its place:

            "at the time of delivery of the Underlying Securities, the Depositor owns such Underlying Securities, has the right to transfer its interest in such Underlying Securities and such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest; and"

       (s) The Trustee shall appoint a firm of independent certified public accountants to review each of the distribution reports prepared by the Trustee pursuant to Section 4.03 of the Standard Terms and to verify (x) that such reports and the calculations made therein were made accurately and in accordance with the terms of the Trust Agreement and (y) that the Depositor and the Trustee have each fulfilled their obligations under this Trust Agreement. The Trustee shall instruct the accountants (i) to promptly report to the Trustee any errors in such distribution reports discovered in verifying such calculations and (ii) to render to the Trustee an annual examination report, prepared in compliance with established or stated criteria as set forth in the professional standards of the American Institute of Certified Public Accountants, within 45 days (or such longer period as may be acceptable to the Trustee) following the end of each calendar year that specifies the calculations made in reviewing the distribution reports prepared by the Trustee for the previous calendar year and such accountants' associated findings.

       Section 10. Governing Law. THIS SERIES SUPPLEMENT AND THE TRANSACTIONS DESCRIBED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

       Section 11. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

       Section 12. Termination of the Trust. The Trust shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default, call or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holder; (iii) the final scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

       Section 13. Sale of Underlying Securities; Optional Exchange. In the event of a sale of the Underlying Securities pursuant to this Agreement or pursuant to the instructions of the Warrant Agent under Section 1.2 of the Warrant Agent Agreement, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third Business Day after such sale from three leading dealers in the relevant market. Any of the following dealers (or their successors) shall be deemed to qualify as leading dealers: (1) Credit Suisse First Boston LLC, (2) Goldman, Sachs & Co.,
(3) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (4) UBS Securities LLC, (5) Citigroup Global Markets Inc., and (6) except in the case of a sale related to the exercise of Call Warrants by the Depositor or any Affiliate thereof, Lehman Brothers Inc. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers. In the event of an Optional Exchange, the Trustee shall only deliver the Underlying Securities to the purchaser of such Underlying Securities or sell the Underlying Securities pursuant to this Section 13, as the case may be, against payment in same day funds deposited into the Certificate Account.

       Section 14. Amendments. Notwithstanding anything in the Trust Agreement to the contrary, in addition to the other restrictions on modification and amendment contained therein, the Trustee shall not enter into any amendment or modification of the Trust Agreement which would adversely affect in any material respect the interests of the holders of any class of Certificates without the consent of the holders of 100% of such class of Certificates; provided, however, that no such amendment or modification will be permitted which would cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. Unless otherwise agreed, the Trustee shall provide five Business Days written notice to each Rating Agency before entering into any amendment or modification of the Trust Agreement pursuant to this Section 14.

       Section 15.  Voting of Underlying Securities, Modification of Indenture.

       (a) The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities as permitted by the Depository and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Depository, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion as the Voting Rights of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall at no time vote on or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation under the Code, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a default under the Underlying Securities or an event which with the passage of time would become an event of default under the Underlying Securities and with the unanimous consent of Certificateholders representing 100% of the aggregate Voting Rights and 100% of the Warrant Holders, or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Indenture and only with the consent of Certificateholders representing 100% of the aggregate Voting Rights and 100% of the Warrant Holders. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

       (b) In the event that an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the outstanding Underlying Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Class A-1 Certificateholders, Class A-2 Certificateholders, Class A-3 Certificateholders and the Warrant Holders of such offer as promptly as practicable. Subject to the rights of the Warrant Holders to exercise Call Warrants in connection with a tender offer for the Underlying Securities, the Trustee must reject any such offer unless an event of default has occurred on the related Underlying Securities and the Trustee is directed by the affirmative vote of the holders of 100% of the Certificates and Call Warrants to accept such offer and the Trustee has received the tax opinion described above. If pursuant to the preceding sentence, the Trustee accepts any such offer the Trustee shall promptly notify the Rating Agencies.

       (c) If an event of default under the Indenture occurs and is continuing, and if directed by a majority of the outstanding Class A-1 Certificateholders, Class A-2 Certificateholders and Class A-3 Certificateholders, the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable.

       Section 16. Additional Depositor Representation. It is the express intent of the parties hereto that the conveyance of the Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of the Underlying Securities by the Depositor and not a pledge of any Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor. In the event that, notwithstanding the aforementioned intent of the parties, any Underlying Securities are held to be property of the Depositor, then, it is the express intent of the parties that such conveyance be deemed a pledge of such Underlying Securities and all proceeds thereof by the Depositor to the Trustee to secure a debt or other obligation of the Depositor, pursuant to Section 10.07 of the Standard Terms. In connection with any such grant of a security interest in the Underlying Securities and all proceeds thereof (including any such grant in connection with any sale of additional Underlying Securities pursuant to Section 3(d)), the Depositor hereby represents and warrants to Trustee as follows:

            (i) In the event the Underlying Securities are held to be property of the Depositor, then the Trust Agreement creates a valid and continuing security interest (as defined in the UCC) in the Underlying Securities in favor of the Securities Intermediary which security interest is prior to all other liens, and is enforceable as such as against creditors of, and purchasers from, the Depositor.

            (ii) The Underlying Securities have been credited to a trust account (the "Securities Account") established in the name of the Trustee in accordance with Section 2.01 of the Standard Terms. U.S. Bank Trust National Association, as securities intermediary (the "Securities Intermediary") has established the Securities Account and has agreed to treat the Underlying Securities as "financial assets" within the meaning of the UCC.

            (iii) Immediately prior to the transfer of the Underlying Securities to the Trust, the Depositor owned and had good and marketable title to the Underlying Securities free and clear of any lien, claim or encumbrance of any Person.

            (iv) The Depositor has received all consents and approvals required by the terms of the Underlying Securities for the transfer to the Trustee all of the Depositor's interest and rights in the Underlying Securities as contemplated by the Trust Agreement.

            (v) The Depositor has taken all steps necessary to cause the Securities Intermediary to identify on its records that the Trustee is the Person owning the security entitlements credited to the Securities Account.

            (vi) Other than the security interest granted to the Trust pursuant to this Agreement, the Depositor has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in the Underlying Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released). The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of the Underlying Securities other than any financing statement relating to the security interest granted to the Trust hereunder. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

            (vii) The Securities Account is not in the name of any Person other than the Trustee. The Depositor has not consented to the compliance by the Securities Intermediary, with entitlement orders of any Person other than the Trustee.

              IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective authorized officers as of the date first written above.

                                            LEHMAN ABS CORPORATION,
                                               as Depositor

                                            By:  /s/ Rene Canezin
                                                 ------------------------------
                                                 Name:   Rene Canezin
                                                 Title:  Senior Vice President

                                            U.S. BANK TRUST NATIONAL
                                               ASSOCIATION, not in its
                                               individual capacity but solely
                                               as Trustee on behalf of the
                                               Corporate Backed Trust
                                               Certificates Boeing
                                               Securities-Backed Series
                                               2003-16 Trust

                                            By:  /s/ David Kolibachuk
                                                 ------------------------------
                                                 Name:   David Kolibachuk
                                                 Title:  Vice President

                                  SCHEDULE I

                    BOEING SECURITIES-BACKED SERIES 2003-16

                        UNDERLYING SECURITIES SCHEDULE

                         6.125% Underlying Securities
                         -----------------------------

Underlying Securities:                        6.125% Notes due 2033.

Underlying Securities Issuer:                 The Boeing Company

CUSIP Number:                                 097023AU9.

Principal Amount Deposited:                   $17,275,000.

Original Issue Date:                          February 11, 2003.

Principal Amount of                           $400,000,000.
Underlying Securities
Originally Issued:

Maturity Date:                                February 15, 2033.

Interest Rate:                                6.125% per annum.

Interest Payment Dates:                       February 15th and August 15th.

                         6.625% Underlying Securities
                         ----------------------------

Underlying Securities:                        6.625% Debentures due 2038.

Underlying Securities Issuer:                 The Boeing Company.

CUSIP Number:                                 097023AS4.

Principal Amount Deposited:                   $7,725,000.

Original Issue Date:                          July 8, 1998.

Principal Amount of                           $300,000,000.
Underlying Securities
Originally Issued:

Maturity Date:                                February 15, 2038.

Interest Rate:                                6.625% per annum.

Interest Payment Dates:                       February 15th and August 15th.

Underlying Securities Record Dates:           The day immediately preceding
                                              each Distribution Date.

                                  EXHIBIT A-1
                      FORM OF TRUST CERTIFICATE CLASS A-1

                             CLASS A-1 CERTIFICATE

NUMBER 1                                         1,000,000 $25 PAR CERTIFICATES
                                                           CUSIP NO. 21988K 305

SEE REVERSE FOR CERTAIN DEFINITIONS

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

THE CERTIFICATEHOLDER, BY ITS ACCEPTANCE OF THIS CERTIFICATE, COVENANTS AND AGREES TO TENDER ANY AND ALL CALLED CERTIFICATES TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR SUCH CERTIFICATES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.

                            LEHMAN ABS CORPORATION

                               1,000,000 $25 PAR

                     CORPORATE BACKED TRUST CERTIFICATES,

                    BOEING SECURITIES-BACKED SERIES 2003-16

6.25% INTEREST RATE

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $17,628,000 aggregate principal amount of 6.125% Debentures due February 15, 2033, and $7,725,000 aggregate principal amount of 6.625% Debentures due February 15, 2038 issued by The Boeing Company (the "Underlying Securities Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of 1,000,000 Class A-1 Certificates issued by the Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Trust (the "Trust"), having an aggregate Certificate Principal Balance of $25,000,000, representing a nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Boeing Securities-Backed Series 2003-16 Trust, formed by the Depositor.

         The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement in respect of the Boeing Securities-Backed Series 2003-16, dated as of October 28, 2003 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16, Class A-1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after October 28, 2003, together with any and all income, proceeds and payments with respect thereto.


                                     A-1-2

         Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

         Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                      A-1-3

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                   CORPORATE BACKED TRUST
                                   CERTIFICATES, BOEING SECURITIES-
                                   BACKED SERIES 2003-16 TRUST



                                   By:  U.S. BANK TRUST NATIONAL
                                   ASSOCIATION
                                   not in its individual capacity but solely as
                                   Trustee,



                                   By:  _______________________________________
                                        Authorized Signatory

Dated:  October 28, 2003

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Corporate Backed Trust Certificates, Boeing
Securities-Backed Series 2003-16, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,



By:  ________________________________
     Authorized Signatory



                                      A-1-4

                           (REVERSE OF CERTIFICATE)

The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Class A-1 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not a notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Certificates are issuable in fully registered form only in denominations of $25.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call



                                      A-1-5

Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.



                                    A-1-6

                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

                                                           *

                                                   Signature Guaranteed:

                                                           *

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-1-7

                                  EXHIBIT A-2

                      FORM OF TRUST CERTIFICATE CLASS A-2

                          TRUST CERTIFICATE CLASS A-2

                             CLASS A-2 CERTIFICATE
                             ---------------------

NUMBER 1                                                  CUSIP NO. 21988K AB3

                      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CLASS A-2 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CLASS A-2 CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

EACH PURCHASER OF THIS CLASS A-2 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE NOTIONAL AMOUNT OF THIS CLASS A-2 CERTIFICATE IS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CLASS A-2 CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

THE CERTIFICATEHOLDERS, BY THEIR ACCEPTANCE OF CERTIFICATES, COVENANT AND AGREE TO TENDER ANY AND ALL CALLED CERTIFICATES TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR SUCH CERTIFICATES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.



                                     A-2-2

                            LEHMAN ABS CORPORATION


                     CORPORATE BACKED TRUST CERTIFICATES,

                    BOEING SECURITIES-BACKED SERIES 2003-16

                          $7,725,000 NOTIONAL AMOUNT


0.375% INITIAL INTEREST RATE

FINAL SCHEDULED DISTRIBUTION DATE:  February 15, 2038

         evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $17,628,000 aggregate principal amount of 6.125% Notes due February 15, 2033 and $7,725,000 aggregate principal amount of 6.625% Debentures due February 15, 2038, each issued by The Boeing Company , and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

THIS CERTIFIES THAT CEDE & CO. is the registered owner of an aggregate amount of $7,725,000 notional amount nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Trust, formed by the Depositor.

The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association , a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Boeing Securities-Backed Series 2003-16, dated as of October 28, 2003 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Backed Series 2003-16, Class A-2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after October 28, 2003, together with any and all income, proceeds and payments with respect thereto.



                                     A-2-3

Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions of interest will be made on this Certificate on each Distribution Date.

Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                     A-2-4

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                                   CORPORATE BACKED TRUST CERTIFICATES, BOEING
                                   SECURITIES-BACKED SERIES 2003-16 TRUST


                                   By: U.S. BANK TRUST NATIONAL ASSOCIATION
                                   not in its individual capacity but solely as
                                   Trustee,


                                   By:
                                        ----------------------------
                                        Authorized Signatory


Dated: October 28, 2003


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Corporate Backed Trust Certificates, Boeing
Securities-Backed Series 2003-16, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,


By:  ______________________________
    Authorized Signatory




                                    A-2-5

                           (REVERSE OF CERTIFICATE)

The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-2 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Certificates are issuable in fully registered form only in denominations of $77,250 and in integral multiples of $1 in excess thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same notional amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class



                                    A-2-6

A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.




                                    A-2-7

                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ________________________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.


Dated:


                                                        *
                                               Signature Guaranteed:

                                                        *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                    A-2-8

                                  EXHIBIT A-3
                      FORM OF TRUST CERTIFICATE CLASS A-3

                             CLASS A-3 CERTIFICATE

NUMBER 1                                                   CUSIP NO. 21988K AD9

                      SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CLASS A-3 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CLASS A-3 CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

         EACH PURCHASER OF THIS CLASS A-3 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-3 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE PRINCIPAL AMOUNT OF THIS CLASS A-3 CERTIFICATE IS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

         THE CERTIFICATEHOLDERS, BY THEIR ACCEPTANCE OF THE CERTIFICATES, COVENANT AND AGREE TO TENDER ANY AND ALL CALLED CERTIFICATES TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR SUCH CERTIFICATES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.



                                    A-3-2

                            LEHMAN ABS CORPORATION

                     CORPORATE BACKED TRUST CERTIFICATES,

                    BOEING SECURITIES-BACKED SERIES 2003-16

                           $353,000 PRINCIPAL AMOUNT

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $17,628,000 aggregate principal amount of 6.125% Notes due February 15, 2033 and $7,725,000 aggregate principal amount of 6.625% Debentures due February 15, 2038, each issued by The Boeing Company and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of Class A-3 Certificates issued by the Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Trust (the "Trust"), having an aggregate Certificate Principal Balance of $353,000, representing a nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Boeing Securities-Backed Series 2003-16 Trust, formed by the Depositor.

         The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Boeing Securities-Backed Series 2003-16, dated as of October 28, 2003 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16, Class A-3" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after October 28, 2003, together with any and all income, proceeds and payments with respect thereto.

         Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions of interest will be made on this Certificate on each Distribution Date.


                                    A-3-3

         Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date.

         The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

         Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-3-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                 CORPORATE BACKED TRUST CERTIFICATES, BOEING
                                 SECURITIES-BACKED SERIES 2003-16 TRUST

                                 By: U.S. BANK TRUST NATIONAL ASSOCIATION
                                 not in its individual capacity but solely as
                                 Trustee,



                                 By:  __________________________________
                                      Authorized Signatory


Dated: October 28, 2003

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,

By:  ________________________________
     Authorized Signatory



                                    A-3-5

                           (REVERSE OF CERTIFICATE)

         The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-3 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable in fully registered form only in denominations of $88,250 and in integral multiples of $1 in excess thereof.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

         No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

         It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

         The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i)


                                    A-3-6
the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-3 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

         An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.



                                    A-3-7

                                  ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

                                                                *

                                                       Signature Guaranteed:

                                                                *

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                    A-3-8

                                   EXHIBIT B
                        FORM OF WARRANT AGENT AGREEMENT


                            WARRANT AGENT AGREEMENT

                      CORPORATE BACKED TRUST CERTIFICATES

                 BOEING SECURITIES-BACKED SERIES 2003-16 TRUST

         WARRANT AGENT AGREEMENT, dated as of October 28, 2003 (the "Warrant Agent Agreement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (the "Trustee") and U.S. BANK TRUST NATIONAL ASSOCIATION, as Warrant Agent (the "Warrant Agent").

                             W I T N E S S E T H:

         WHEREAS, the Depositor created Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Trust (the "Trust"), a trust created under the laws of the State of New York pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Agreement"), between Lehman ABS Corporation (the "Depositor") and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement 2003-16, dated as of October 28, 2003 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee; and

         WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates (the "Certificates") evidencing undivided interests in the Trust and call warrants with respect to the Certificates ("Call Warrants").

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor, the Warrant Agent and the Trustee that except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not defined herein shall have the respective meanings set forth below in the Series Supplement, and as follows:

                                  ARTICLE I

                           EXERCISE OF CALL WARRANTS

         Section 1.1 Manner of Exercise. (a) Call Warrants may be exercised by any holder thereof (each, a "Warrant Holder") in whole or in part on any Call Date. The following conditions shall apply to any exercise of Call Warrants:

                        (i) A notice (each, a "Call Notice") specifying the
                number of Call Warrants being exercised and the Call Date shall be delivered to the Warrant Agent and the Trustee at least 5 Business Days before such Call Date.

                        (ii) The Warrant Holder shall surrender the Call
                Warrants to the Warrant Agent at its office specified in
                Section 7.3 hereof no later than 10:00 a.m. (New York City time) on such Call Date.

                        (iii) Except as otherwise provided herein in
                connection with a Call Notice relating to a tender offer for or redemption of Underlying Securities, the Warrant Holder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Call Price, no later than 10:00 a.m. (New York City time) on the Call Date.

                        (iv) The Warrant Holder may not exercise the Call
                Warrants at any time when such Warrant Holder is insolvent, and such Warrant Holder shall be required to certify that it is solvent at the time of exercise, by completing the form of subscription ("Form of Subscription") attached to the Call Warrants and delivering such completed Form of Subscription to the Trustee on or prior to the Call Date and by delivering to the Trustee a form reasonably satisfactory to the Trustee of the solvency certificate required pursuant to Section 7(d)(ii) of the Series Supplement.

                        (v) The Warrant Holder shall have satisfied any other
                conditions to the exercise of Call Warrants set forth in
                Section 7(d) of the Series Supplement.

                (b) Upon exercise of Call Warrants, any Warrant Holder other than the Depositor or any Affiliate of the Depositor shall be entitled to delivery by the Trustee of the Called Certificates. The "Called Certificates" shall be, in the case of the Class A-1 Certificates, Class A-1 Certificates having a Certificate Principal Balance equal to $25 per Call Warrant, in the case of the Class A-2 Certificates, Class A-2 Certificates having a notional balance equal to $77,250 per Call Warrant and in the case of the Class A-3 Certificates, Class A-3 Certificates having a Certificate Principal Balance equal to $88,250. Unless otherwise specified therein, each Call Notice shall be deemed to be notice of an Optional Exchange pursuant to Section 7(b) of the Series Supplement; it being expressly understood that any Optional Exchange must comply with provisions of Section 7(a) and 7(b) of the Series Supplement. Any Warrant Holder which is the Depositor or any Affiliate of the Depositor shall receive the proceeds of the sale of the Called Underlying Securities and shall not be entitled to receive the related Called Certificates or Called Underlying Securities. "Called Underlying Securities" are (i) 6.125% Underlying Securities which represent the same percentage of the 6.125% Underlying Securities as the Called Certificates represent of the Class A-1 Certificates, the Class A-3 Certificates and (ii) 6.625% Underlying Securities which represent the same percentage of the 6.625% Underlying Securities as the Called Certificates represent of the Class A-1 Certificates and the Class A-2 Certificates.

                (c) The Warrant Agent shall notify the Trustee immediately upon its receipt of a Call Notice and upon receipt of payment of the Call Price. The Warrant Agent shall transfer the amount of any paid Call Price to the Trustee in immediately available funds, for deposit in the Certificate Account and application pursuant to the Trust Agreement on the applicable Call Date (and, pending such transfer, shall hold such amount for the benefit of the Warrant Holder in a segregated trust account).

                (d) Delivery of a Call Notice does not give rise to an obligation on the part of the Warrant Holder to pay the Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the Warrant Holder has not paid the Call Price, except in connection with a Call Notice relating to a tender offer for or redemption of Underlying Securities, then the Call Notice shall automatically expire and none of the Warrant Holder, the Warrant Agent or the Trustee shall have any obligation with respect to the Call Notice. The expiration of a Call Notice shall in no way affect the Warrant Holder's right to deliver a Call Notice at a later date. The Call Price for a call in connection with a tender offer or redemption shall be deducted from the proceeds of a tender offer or a redemption by the Trust pursuant to Section 7(g)(iii) or Section 7(h)(iii), as applicable, of the Series Supplement.

        Section 1.2 Transfer of Certificates. As soon as practicable after each surrender of Call Warrants in whole or in part on the Call Date and upon satisfaction of all other requirements described in the Call Warrants and in
Section 1.1 hereof, the Warrant Agent shall instruct the Trustee as follows:

                (a) if Call Warrants are being exercised by any Warrant Holder other than the Depositor or any Affiliate of the Depositor, to cause the Called Certificates to reflect the Warrant Holder's beneficial ownership of such Certificates and if such Call Notice is also deemed to be a notice of Optional Exchange (it being expressly understood that any Optional Exchange must comply with provisions of Section 7(a) and 7(b) of the Series Supplement), to cause a distribution of Underlying Securities to the Warrant Holder in accordance with Section 7(a) of the Series Supplement, provided, however, that if such Call Notice and Optional Exchange is in connection with a tender offer or a redemption, the Warrant Agent shall instruct the Trustee to distribute to the exercising Warrant Holder the excess of the tender offer or redemption proceeds over the Call Price pursuant to Section 7(g)(iii) or Section 7(h)(iii), as applicable, of the Series Supplement, or

                (b) if the Call Warrants are being exercised by the Depositor or any Affiliate of the Depositor, to cause the Called Underlying Securities to be sold pursuant to Section 13 of the Series Supplement and to distribute the proceeds of such sale to the Warrant Holder.

        If such exercise is in part only, the Warrant Agent shall (i) in the case of a Global Call Warrant, cause the Registered Warrant Amount to be decreased to reflect the outstanding Call Warrants of the Warrant Holder and
(ii) in the case of a Certificated Call Warrant, instruct the Trustee to authenticate new Call Warrants of like tenor, representing the outstanding Call Warrants of the Warrant Holder, and the Warrant Agent shall deliver such Call Warrants to the Warrant Holder.

         In each case, the Trustee shall act in accordance with such instructions.

         Section 1.3 Cancellation and Destruction of Call Warrants. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise (in whole or in part) pursuant to Section 1.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article IV, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting any such transfer or exchange) shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

         Section 1.4 No Rights as Holder of Certificates Conferred by Call Warrants. Prior to the exercise thereof, Call Warrants shall not entitle the Warrant Holder to any of the rights of a holder of the Certificates, including, without limitation, the right to receive the payment of any amount on or in respect of the Certificates or to enforce any of the covenants of the Trust Agreement.

         Section 1.5 Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying Securities. If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Warrant Holders do not exercise their Call Rights in connection with such partial redemption, the Warrant Amount or Registered Warrant Amount, as the case may be, held by each Warrant Holder shall be reduced proportionately so that the aggregate amount of Class A-1 Certificates callable by Call Warrants shall equal the amount of outstanding Class A-1 Certificates after giving effect to such partial redemption, the aggregate notional amount of Class A-2 Certificates callable by Call Warrants shall equal the outstanding notional amount of Class A-2 Certificates after giving effect to such partial redemption, the aggregate amount of Class A-3 Certificates callable by Call Warrants shall equal the principal amount of outstanding Class A-3 Certificates after giving effect to such partial redemption. The Warrant Agent shall make such adjustments to its records as shall be necessary to reflect such reductions and shall notify the Depository or each Warrant Holder, as the case may be, of such adjustments.

                                  ARTICLE II

                               THE CALL WARRANTS

        Section 2.1 The Call Warrants.

                (a) The Call Warrants shall initially be issued as one or more Global Call Warrants in definitive, fully registered form without coupons, and DTC shall be the Depository. Upon issuance, the Global Call Warrants shall initially be deposited with the Trustee in its capacity as custodian on behalf of DTC. Such Global Call Warrants shall initially be registered in the name of Cede & Co. or another nominee designated by DTC. Global Call Warrants shall clear and settle in book-entry only form through the facilities of the Depository. Unless and until it is exchanged in whole or in part for Certificated Call Warrants, a Global Call Warrant may not be transferred except as a whole by the Depository for such Global Call Warrant to a nominee of such Depository, or by a nominee of such Depository to such Depository or another nominee of such Depository, or by such Depository or any such nominee to a successor of such Depository or a nominee of such successor. The Registered Warrant Amount of Call Warrants may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Call Warrant, as provided in this Section.

                (b) The Warrant Agent shall register the transfer or exchange of any Global Call Warrant without requiring any additional certification.

                (c) Interests of beneficial owners in a Global Call Warrant may be transferred in accordance with the rules and procedures of DTC and any other applicable Depositories. In connection with any exchange of beneficial ownership interests in a Global Call Warrant for Certificated Call Warrants pursuant to Section 2.3, the Warrant Agent shall reflect on its books and records the date of such exchange and a decrease in the Registered Warrant Amount of such Global Call Warrant in an amount equal to the Warrant Amount of the beneficial ownership interests in such Global Call Warrant being exchanged for Certificated Call Warrants.

         Section 2.2 Cancellation. All Call Warrants presented and surrendered for payment, transfer or exchange shall be delivered to the Warrant Agent and shall be promptly canceled by it. No Call Warrants shall be authenticated in lieu of or in exchange for any Call Warrants canceled as provided in this
Section 2.2.

         Section 2.3 Certificated Call Warrants. Any Global Call Warrant representing Call Warrants shall be exchangeable for Certificated Call Warrants only if (i) the Depository advises the Depositor in writing that it is no longer willing or able to properly discharge its responsibilities with respect to the Call Warrants and the Depositor is unable to locate a qualified successor within 60 calendar days or (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository. Any Global Call Warrant that is exchangeable pursuant to the preceding sentence will be exchangeable for Certificated Call Warrants of like tenor and Warrant Amount, as applicable, in any authorized denomination or denominations and registered in the names of such Person or Persons as the Depository shall direct. Upon such exchange, the Warrant Agent shall execute and authenticate such Certificated Call Warrants and register the same in the name of, and deliver the same to, such Person or Persons consistent with the provisions hereof.

                                 ARTICLE III

                           RESTRICTIONS ON TRANSFER

         Section 3.1 Restrictive Legends. Except as otherwise permitted by this Article III, each Call Warrant (including each Call Warrant issued upon the transfer of any Call Warrant) shall be issued with a legend in substantially the following form:

         "THIS CALL WARRANT (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS.

         EACH PURCHASER OF THIS CALL WARRANT IS HEREBY NOTIFIED THAT THE SELLER OF THIS CALL WARRANT MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

         Section 3.2 Notice of Proposed Transfer. Prior to any transfer of any Call Warrant or portion thereof, the Warrant Holder will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such Warrant Holder's intention to effect such transfer.

                                  ARTICLE IV

               REGISTRATION AND TRANSFER OF CALL WARRANTS, ETC.

         Section 4.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing numbers of Call Warrants. Prior to due presentment of a Call Warrant for registration of transfer, the Depositor, the Trustee, the Warrant Agent and any agent of the Depositor, the Trustee or the Warrant Agent may treat the Person in whose name any Call Warrant is registered as the owner of such Call Warrant for any purposes whatsoever, and none of the Depositor, the Trustee, the Warrant Agent or any agent of the Depositor, the Trustee or the Warrant Agent shall be affected by notice to the contrary.

              None of the Depositor, the Trustee, the Warrant Agent or any agent of the Depositor, the Trustee or the Warrant Agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Call Warrant or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

              Notwithstanding the foregoing, with respect to any Global Call Warrant, nothing herein shall prevent the Depositor, the Trustee, the Warrant Agent or any agent of the Depositor, the Trustee or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by any Depository, as a Warrant Holder, with respect to such Global Call Warrant or impair, as between such Depository and owners of beneficial interests in such Global Call Warrant, the operation of customary practices governing the exercise of the rights of such Depository (or its nominee) as Warrant Holder of such Global Call Warrant.

         Section 4.2 Transfer and Exchange of Call Warrants. (a) No Call Warrant or any beneficial interest therein may be offered, resold, assigned or otherwise transferred (including by pledge or hypothecation) unless such offer, resale, assignment or transfer is to a qualified institutional buyer (a "QIB"), as such term is defined in Rule 144A promulgated under the Securities Act ("Rule 144A"), in accordance with Rule 144A, and in accordance with any applicable securities laws of any state of the United States and other jurisdictions. Prior to any offer, resale, assignment or transfer of any Certificated Call Warrant, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee an executed copy of an Investment Letter with respect to the Certificated Call Warrants to be transferred substantially in the form of Exhibit A hereto. In addition to the foregoing, each prospective transferee of any

Certificated Call Warrants shall acknowledge, represent and agree (and each prospective transferee of any beneficial interest in a Global Call Warrant shall be deemed to acknowledge, represent and agree) as follows:

        (1) The transferee (x) is a QIB, (y) is aware that the sale to it is being made in reliance on Rule 144A and (z) is acquiring such Call Warrants for its own account or for the account of a QIB.

        (2) The transferee understands that the Call Warrants are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Call Warrants have not been and will not be registered under the Securities Act.

        (3) The transferee agrees that (A) if in the future it decides to offer, resell, pledge or otherwise transfer the Call Warrants prior to the Resale Restriction Termination Date, such Call Warrants shall only be offered, resold, assigned or otherwise transferred to a QIB, in accordance with Rule 144A, and in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (B) the transferee will, and each subsequent holder is required to, notify any subsequent purchaser of such Call Warrants from it of the resale restrictions referred to in clause (A) above.

                (b) Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article III) promptly execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like number of Call Warrants, in the name of such Warrant Holder or as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes or government charges) may direct; provided that as a condition precedent for transferring the Call Warrants, the prospective transferee shall deliver to the Trustee and the Depositor an executed copy of the Investment Letter (set forth as Exhibit A hereto) if the same is required pursuant to the provisions of clause
        (a) above.

        Section 4.3 Replacement of Call Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

        Section 4.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article III) to execute and deliver such new Call Warrants issued in accordance with Section 1.2 or this Article IV as the Warrant Agent shall request in accordance herewith.

         Section 4.5 Additional Call Warrants. The Trustee shall execute and deliver, in a manner consistent with Article II hereof, additional Call Warrants on behalf of the Trust with respect to any additional Certificates issued by the Trust following the sale of additional Underlying Securities to the Trust, in accordance with the provisions of Section 3(d) of the Series Supplement.

                                   ARTICLE V

                                  DEFINITIONS

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Business Day": As defined in the Trust Agreement.

         "Call Date" shall mean any Business Day that any holder of Call Warrants designates as a Call Date occurring (i) on or after October 28, 2008,
(ii) after the Underlying Securities Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on the Underlying Securities,
(iii) after the Trustee notifies the Certificateholders of any proposed sale of the Underlying Securities pursuant to the provisions of Section 5(d) or 5(h) of this Series Supplement or (iv) on the date on which the Underlying Securities Issuer or affiliate thereof consummates a tender offer for some or all of the Underlying Securities.

         "Call Notice": As defined in Section 1.1(a)(i) hereof.

         "Call Price": For each related Call Date, (i) in the case of the Class A-1 Certificates, 100% of the outstanding Certificate Principal Balance of the Class A-1 Certificates being purchased pursuant to the exercise of the Call Warrants, plus any accrued and unpaid interest on such amount to but excluding the Call Date, (ii) in the case of the Class A-2 Certificates, the present value of all amounts that would otherwise have been payable on the Class A-2 Certificates being purchased pursuant to the exercise of the Call Warrants for the period from the related Call Date to the Final Scheduled Distribution Date using a discount rate of 7.75% per annum, assuming no delinquencies, deferrals, redemptions or prepayments on the Underlying Securities shall occur after the related Call Date and (iii) in the case of the Class A-3 Certificates, $0.

         "Call Warrant": As defined in the recitals.

         "Called Certificates": As defined in Section 1.1(b) hereof.

         "Called Underlying Securities": As defined in Section 1.1(b) hereof.

         "Certificated Call Warrant": Any Call Warrant in definitive, physical form registered in the name of a Person other than the Depository or its nominee.

         "Closing Date": October 28, 2003.

         "Depositor": As defined in the recitals.

         "Depositor Order": As defined in the Trust Agreement.

         "Depository": DTC initially, or such other depository appointed by the Depositor.

         "DTC": The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and any of its successors or assigns.

         "Global Call Warrant": A registered Call Warrant in the name of the Depository or its nominee.

         "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "QIB": As defined in Section 4.2 hereof.

         "Rating Agencies": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service and any of their respective successors.

         "Registered Warrant Amount": The Warrant Amount represented by the Global Call Warrants.

         "Responsible Officer": As defined in the Trust Agreement.

         "Rule 144A": As defined in Section 4.2.

         "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Trust": As defined in the recitals.

         "Trust Agreement": As defined in the recitals.

         "Trustee": As defined in the recitals, or any successor thereto under the Trust Agreement.

         "Warrant Agent": As defined in the recitals, or any successor thereto under this Warrant Agent Agreement.

         "Warrant Agent Agreement": As defined in the recitals.

         "Warrant Amount": With respect to any Warrant Holder, the number of Call Warrants relating to Class A-1 Certificates, Call Warrants relating to the Class A-2 Certificates and the Call Warrants relating to Class A-3 Certificates, held by such Warrant Holder.

         "Warrant Holder": As defined in Section 1.1(a) hereof.

                                  ARTICLE VI

                                 WARRANT AGENT

         Section 6.1 Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

         Section 6.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each Warrant Holder shall be bound:

                (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Depositor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

                (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

                (c) The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith.

                (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Depositor only.

                (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of the Call Warrants or the execution and delivery thereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in the Call Warrants; nor shall it by any act thereunder be deemed to make any representation or warranty as to the Certificates to be purchased thereunder.

                (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, a Senior Vice President, a Managing Director, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

                (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

                (i) The Warrant Agent shall act solely as the agent of the Trust hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into the Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions thereof. The Warrant Agent shall not be deemed to be a fiduciary.

                (j) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

                (k) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with the Call Warrants.

                (l) _ The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

                (m) Upon request of a Warrant Holder, the Warrant Agent shall furnish to such Warrant Holder and/or a prospective purchaser designated by such Warrant Holder the information required to be delivered under Rule 144A(d)(4) under the Securities Act, to the extent that such information is in the possession of the Warrant Agent.

        Section 6.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the Warrant Holders by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The

Depositor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the Warrant Holders by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Depositor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Warrant Holder, then the Warrant Agent or registered Warrant Holder may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent appointed hereunder must be rated in one of the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

         Section 6.4 Warrant Agent Transfer Fee. The Warrant Agent will assess a fee of $50.00 upon the issue of any new Call Warrant, such fee to be assessed upon the new Warrant Holder.

                                 ARTICLE VII

                                 MISCELLANEOUS

         Section 7.1 Remedies. The remedies at law of the Warrant Holder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of the Call Warrants are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms thereof or otherwise.

         Section 7.2 Limitation on Liabilities of Warrant Holder. Nothing contained in this Warrant Agent Agreement shall be construed as imposing any obligation on the Warrant Holder to purchase any of the Certificates except in accordance with the terms thereof.

         Section 7.3 Notices. All notices and other communications under this Warrant Agent Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any Warrant Holder, at the registered address of such Warrant Holder as set forth in the register kept by the Warrant Agent or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the Warrant Holder and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrants shall be effective in the manner provided in
Article I. The Warrant Agent shall forward to the Warrant Holder any notices received by it hereunder or pursuant to the Trust Agreement or this Agreement by facsimile within one Business Day of receipt thereof.

         Section 7.4 Amendment. (a) This Warrant Agent Agreement may be amended from time to time by the Depositor, the Trustee and the Warrant Agent without the consent of any Warrant Holder, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not cause the Trust to be taxed as an association or publicly traded partnership taxable as a Corporation under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under the Call Warrant which shall not adversely affect in any material respect the interests of the Warrant Holder or any holder of a Certificate; provided, however, that no amendment altering the timing or amount of any payment of the Call Price shall be effected without the consent of each Warrant Holder; or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

                (b) Without limiting the generality of the foregoing, the Call Warrants may also be modified or amended from time to time by the Depositor, the Trustee and the Warrant Agent with the consent of Warrant Holders of 66-2/3% of each of the Call Warrants related to the Class A-1 Certificates and the Call Warrants related to the Class A-2 Certificates, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the Warrant Holders; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing not less than the Required Percentage--Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the terms on which Call Warrants are exercisable or the amounts payable upon exercise of a Warrant without the consent of the holders of Certificates evidencing not less than 100% of the aggregate Voting Rights of such affected Certificates and 100% of the affected Warrant Holders or (iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of this Warrant Agent Agreement, this Section 7.4(b) shall not be amended without the consent of 100% of the affected Warrant Holders.

                (c) Promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each Warrant Holder, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of Warrant Holders or holders of Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

         Section 7.5 Expiration. The right to exercise the Call Warrants shall expire on the earliest to occur of (a) the cancellation thereof, (b) the termination of the Trust Agreement, or (c) the liquidation, disposition, or maturity of all of the Underlying Securities.

         Section 7.6 Descriptive Headings. The headings in this Warrant Agent Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 7.7 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         Section 7.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to this Warrant Agent Agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of the Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accept, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agree that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with this Warrant Agent Agreement or the Call Warrants, subject to any rights of appeal, and (b) irrevocably waive any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

         Section 7.9 Nonpetition Covenant; No Recourse. Each of (i) the Warrant Holder by its acceptance thereof, and (ii) the Warrant Agent agrees, that it shall not (and, in the case of the Warrant Holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Depositor or entities formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trust, the Depositor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other entity.

             IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers s of the date first above written.


                        LEHMAN ABS CORPORATION,
                        as Depositor



                        By:
                             -----------------------------------------------
                             Name:    Rene Canezin
                             Title:   Senior Vice President


                        U.S. BANK TRUST NATIONAL
                        ASSOCIATION, not in its
                        individual capacity but
                        solely as Trustee and
                        Authenticating Agent



                        By:
                             -----------------------------------------------
                             Name:    David Kolibachuk
                             Title:   Assistant Secretary and Vice President


                        U.S. BANK TRUST NATIONAL
                        ASSOCIATION, as Warrant
                        Agent



                        By:
                             -----------------------------------------------
                             Name:
                             Title:

                                  EXHIBIT C-1

                           FORM OF INVESTMENT LETTER

                         QUALIFIED INSTITUTIONAL BUYER


                                                  Dated: ___________ __, _____

U.S. Bank Trust National Association,
as Trustee
100 Wall Street
New York, New York 10005

Lehman ABS Corporation,
as Depositor
745 Seventh Avenue
New York, New York  10019

        Re: Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16

Ladies and Gentlemen:

         In connection with its proposed purchase of Call Warrants (the "Call Warrants") which represent the right to call $______________ aggregate certificate principal balance of Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Class A-1 Certificates, $_______________ aggregate notional amount of Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Class A-2 Certificates and $______________ aggregate certificate principal balance of Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Class A-3 Certificates, the undersigned purchaser (the "Purchaser") confirms that:

     1. The Purchaser understands that substantial risks are involved in an investment in the Call Warrants. The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, Lehman ABS Corporation, as depositor (the "Depositor"), or U.S. Bank Trust National Association, as trustee (the "Trustee"), or any of your or their affiliates, except as expressly contained in written information, if any. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

     2. The Purchaser (A) is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and
(B) is acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is


                                     C-1-1


purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

     3. The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Security, such resale, pledge or other transfer must comply with the provisions of the Warrant Agent Agreement relating to the Call Warrants (including, without limitation, the provisions of Section 4.2 thereof) and
(ii) it will, and each subsequent holder will be required to, notify any purchaser of any Security from it of the resale restrictions referred to in clause (i) above.

     4. The Purchaser understands that each of the Call Warrants will bear a legend substantially to the following effect, unless otherwise agreed by the Depositor and the Trustee:

        "THIS CALL WARRANT (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN OR IN THE SERIES SUPPLEMENT.

        EACH PURCHASER OF THIS CALL WARRANT IS HEREBY NOTIFIED THAT THE SELLER OF THIS CALL WARRANT MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

     5. The Purchaser understands that no subsequent transfer of the Call Warrants is permitted unless (A) such transfer is of a Call Warrant with the applicable minimum denomination and (B) the Purchaser causes the proposed transferee to provide to the Depositor and the Trustee such documentation as may be required pursuant to Section 4.2 of the Warrant Agent Agreement, including, if required, a letter substantially in the form hereof, or such other written statement as the Depositor shall reasonably prescribe.

     6. The Purchaser is a person or entity (a "Person") who is either

             A. (1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, or (3) an estate the income of which is includible in gross income for federal income tax purposes regardless of source, or (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and



                                     C-1-2
     one or more United States persons have the authority to control all substantial decisions of the trust, or

                B. a Person not described in (A), whose ownership of such Call Warrant is effectively connected with such Person's conduct of a trade or business within the United States within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and its ownership of any interest in such Call Warrant will not result in any withholding obligation with respect to any payments with respect to the Call Warrants by any Person (other than withholding, if any, under Section 1446 of the Code), or

                C. a Person not described in (A) or (B) above, who is not a
     Person: (1) that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock in the Underlying Securities Issuer (as defined in the Prospectus Supplement) entitled to vote, (2) that is a controlled foreign corporation related to the Underlying Securities Issuer within the meaning of Section 864(d)(4) of the Code, or (3) that is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business.

     7. The Purchaser agrees that (I) if it is a Person described in clause
(A) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-9, and (II) if it is a Person described in clause (B) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-8ECI, and (III) if it is a Person described in clause (C) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-8BEN (or, if the Purchaser is treated as a partnership for federal income tax purposes, a properly executed IRS Form W-8IMY with appropriate certification for all partners or members attached). The Purchaser also agrees that it will provide a new IRS form upon the expiration or obsolescence of any previously delivered form, and that it will provide such other certifications, representations or Opinions of Counsel as may be requested by the Depositor and the Trustee.

     8. The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Call Warrants, it will not transfer or exchange any of the Call Warrants unless such transfer or exchange is in accordance with the terms of the Warrant Agent Agreement, Series Supplement and other documents applicable to the Call Warrant. The Purchaser understands that any purported transfer of the Call Warrants (or any interest therein) in contravention of any of the restrictions and conditions in the agreements, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by any Person as a holder of such Call Warrants, for any purpose.





                                     C-1-3

          You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                   Very truly yours,


                                       [Name of Purchaser]



                                       By:  _________________________________
                                       Name:  _______________________________
                                       Title:  ______________________________






                                     C-1-4

                                   EXHIBIT C-2

                           FORM OF INVESTMENT LETTER
             QUALIFIED INSTITUTIONAL BUYER AND ACCREDITED INVESTOR

                                                          Dated:


U.S. Bank Trust National Association,
  as Trustee
100 Wall Street
New York, New York 10005

Lehman Brothers Inc.,
  as Initial Purchaser
745 Seventh Avenue
New York, New York 10019

Lehman ABS Corporation,
  as Depositor
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

        In connection with our proposed purchase of $___________ aggregate notional amount of [Class A-2 Certificates (the "Class A-2 Certificates")][Class A-3 Certificates ("the Class A-3 Certificates")] representing an interest in the Corporate Backed Trust Certificates, Boeing Securities-Backed Series 2003-16 Trust (the "Trust"), the undersigned, by executing this letter (the "Purchaser") confirms that:

        1. The Purchaser understands that substantial risks are involved in an investment in the [Class A-2 Certificates][Class A-3 Certificates]. The Purchaser represents that, in making its investment decision to acquire the [Class A-2 Certificates][Class A-3 Certificates], the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person or entity, including the Initial Purchaser, the Depositor or the Trustee or any of their affiliates. The Purchaser is purchasing the [Class A-2 Certificates][Class A-3 Certificates] for investment purposes and not with a view to, or for, the offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or the securities or blue sky laws of any state of the United States. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing any of the [Class A-2 Certificates][Class A-3 Certificates]. The Purchaser is aware that it may be required to bear the substantial economic risk of an investment in the [Class A-2 Certificates][Class A-3 Certificates] for an indefinite period of time and such Purchaser is able to bear such risk for an indefinite period. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the [Class A-2 Certificates][Class
A-3 Certificates].


                                     C-2-1

        2. The Purchaser is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Depositor and is either:

            (i) (A) a "Qualified Institutional Buyer" (a "QIB") (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act" and "Rule 144A")) and has delivered to you the certification contained herein as to the fact that it is a QIB and (B) acquiring the [Class A-2 Certificates][Class A-3 Certificates] for its own account, for the account of an Accredited Investor (as defined in Rule 501(a) under the Securities Act), or for the account of a QIB as to each of which the Purchaser exercises sole investment discretion. The Purchaser is aware that the [Class A-2 Certificates][Class A-3 Certificates] are being sold to it in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A; or

           (ii) an Accredited Investor and, if the [Class A-2 Certificates] [Class A-3 Certificates] are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an Accredited Investor on a like basis or a QIB; in the normal course of its business, such Purchaser invests in or purchases securities similar to the [Class A-2 Certificates][Class A-3 Certificates].

        3. The Purchaser acknowledges that neither the Depositor nor the Initial Purchaser, or any person representing the Depositor or the Initial Purchaser, has made any representation to such purchaser with respect to the Trust, the Underlying Securities or the offering or sale of any [Class A-2 Certificates][Class A-3 Certificates].

        4. The Purchaser understands that the [Class A-2 Certificates][Class A-3 Certificates] are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the [Class A-2 Certificates][Class A-3 Certificates] have not been and will not be registered under the Securities Act or under the securities or blue sky laws of any state, and that (i) if in the future it decides to offer, resell, pledge or otherwise transfer the [Class A-2 Certificates][Class A-3 Certificates], such [Class A-2 Certificates][Class A-3 Certificates] shall only be offered, resold, assigned or otherwise transferred (A) to the Trust,
(B) pursuant to an effective registration statement under the Securities Act,
(C) to a QIB, in accordance with Rule 144A or (D) to any person or entity (including an Accredited Investor within the meaning of Rule 501(a) under the Securities Act) pursuant to another available exemption from registration provided under the Securities Act, and, in each of cases (A) through (D), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (ii) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such [Class A-2 Certificates][Class A-3 Certificates] from it of the resale restrictions referred to in clause (i) above. Upon the transfer of [Class A-2 Certificates] held in the form of global certificates to an Accredited Investor, the transferor's interest in such global certificates shall be exchanged for a [Class A-2 Certificate][Class A-3 Certificate] in definitive form. Thereafter, upon transfer of a definitive [Class A-2 Certificate][Class A-3 Certificate] to a QIB, such [Class A-2 Certificate][Class A-3 Certificate] may be exchanged for a beneficial interest in a global certificate.

        5. The Purchaser understands that each [Class A-2 Certificate][Class A-3 Certificate] will, unless otherwise agreed to by the Depositor and the Trustee, bear a legend substantially to the following effect:




                                     C-2-2

            "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

            EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

        6. The Purchaser understands that no subsequent transfer of the [Class A-2 Certificates][Class A-3 Certificates] is permitted unless (A) such transfer is of a [Class A-2 Certificate][Class A-3 Certificate] with a denomination of at least $100,000 and (B) it causes its proposed transferee to provide to the Trustee and the Initial Purchaser a letter substantially in the form of Exhibit C to the Series Supplement and otherwise satisfactory to the Trustee and Initial Purchaser, as applicable, or such other written statement as the Depositor shall prescribe.

        7. The Purchaser agrees that, if at some time in the future it wishes to transfer or exchange any of the [Class A-2 Certificates][Class A-3 Certificates], it will not transfer or exchange any of the [Class A-2 Certificates][Class A-3 Certificates] unless such transfer or exchange is in accordance with Section 5.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the [Class A-2 Certificates][Class A-3 Certificates] (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder, as the case may be, for any purpose.

        8. The purchaser (i) acknowledges that the Depositor, the Initial Purchaser, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that the Depositor, the Initial Purchaser, the Trustee are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and (ii) agrees that, if any of the acknowledgments, representations, warranties and agreements made or deemed to have been made by such purchaser's purchase of the [Class A-2 Certificates][Class A-3 Certificates] are no longer accurate, such purchaser shall promptly notify the Depositor and the Initial Purchaser. If the purchaser is acquiring any [Class A-2 Certificates][Class A-3 Certificates] as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account and that each such investor account is eligible to purchase the [Class A-2 Certificates][Class A-3 Certificates].


                                     C-2-3

        You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,



                                            By:________________________________
                                               Name:
                                               Title:


                                    C-2-4